                                                                    EXHIBIT 10.9

                                                                  EXECUTION COPY


                                MASTER INDENTURE


                          Dated as of December 28, 2000



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                                   COMPUCREDIT
                    CREDIT CARD MASTER NOTE BUSINESS TRUST II


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                                      among


             COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST II,
                                     Issuer,


                              THE BANK OF NEW YORK,
                               Indenture Trustee,


                                       and


                            COMPUCREDIT CORPORATION,
                                    Servicer




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

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.        Definitions....................................................................5

                                   ARTICLE II

                                    THE NOTES

Section 2.01.        Form Generally................................................................17

Section 2.02.        Denominations.................................................................17

Section 2.03.        Execution, Authentication and Delivery........................................17

Section 2.04.        Authenticating Agent..........................................................18

Section 2.05.        Registration of Transfer and Exchange of Notes................................19

Section 2.06.        Mutilated, Destroyed, Lost or Stolen Notes....................................20

Section 2.07.        Persons Deemed Owners.........................................................21

Section 2.08.        Appointment of Paying Agent...................................................22

Section 2.09.        Cancellation..................................................................22

Section 2.10.        New Issuances.................................................................22

Section 2.11.        Book-Entry Notes..............................................................24

Section 2.12.        Notices to Clearing Agency or Foreign Clearing Agency.........................24

Section 2.13.        Definitive Notes..............................................................25

Section 2.14.        Global Note...................................................................25

Section 2.15.        Meetings of Noteholders.......................................................26

Section 2.16.        Release of Collateral.........................................................26

                                   ARTICLE III

                     REPRESENTATIONS AND COVENANTS OF ISSUER

Section 3.01.        Payment of Principal and Interest.............................................26

Section 3.02.        Maintenance of Office or Agency...............................................26

Section 3.03.        Money for Note Payments to Be Held in Trust...................................27

Section 3.04.        Existence.....................................................................28

Section 3.05.        Protection of Trust...........................................................28

Section 3.06.        Opinions as to Trust Estate...................................................29

Section 3.07.        Performance of Obligations; Servicing of Payment Obligations..................30

Section 3.08.        Negative Covenants............................................................31

Section 3.09.        Statements as to Compliance...................................................31

Section 3.10.        Issuer May Consolidate, Etc., Only on Certain Terms...........................32



Section 3.11.        Successor Substituted.........................................................33

Section 3.12.        No Other Business.............................................................33

Section 3.13.        No Borrowing..................................................................34

Section 3.14.        Guarantees, Loans, Advances and Other Liabilities.............................34

Section 3.15.        Removal of Administrator......................................................34

Section 3.16.        Tax Treatment.................................................................34

Section 3.17.        Notice of Events of Default...................................................34

Section 3.18.        Further Instruments and Acts..................................................35

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

Section 4.01.        Satisfaction and Discharge of this Indenture..................................35

Section 4.02.        Application of Trust Money....................................................36

                                    ARTICLE V

                              DEFAULTS AND REMEDIES

Section 5.01.        Early Redemption Events.......................................................36

Section 5.02.        Events of Default.............................................................37

Section 5.03.        Acceleration of Maturity; Rescission and Annulment............................38

Section 5.04.        Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.....39

Section 5.05.        Remedies; Priorities..........................................................41

Section 5.06.        Optional Preservation of the Trust Estate.....................................42

Section 5.07.        Indenture Trustee May Enforce Claims Without Possession of Notes..............43

Section 5.08.        Limitation on Suits...........................................................43

Section 5.09.        Unconditional Rights of Noteholders to Receive Principal and Interest.........44

Section 5.10.        Restoration of Rights and Remedies............................................44

Section 5.11.        Rights and Remedies Cumulative................................................44

Section 5.12.        Delay or Omission Not Waiver..................................................44

Section 5.13.        Control By Noteholders........................................................45

Section 5.14.        Waiver of Past Defaults.......................................................45

Section 5.15.        Undertaking for Costs.........................................................45

Section 5.16.        Waiver of Stay or Extension Laws..............................................46

Section 5.17.        Action on Notes...............................................................46

Section 5.18.        Sale of Receivables...........................................................46



                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

Section 6.01.        Duties of the Indenture Trustee...............................................47

Section 6.02.        Notice of Early Redemption Event, Reinvestment Event or Event of Default......49

Section 6.03.        Certain Matters Affecting the Indenture Trustee...............................50

Section 6.04.        Not Responsible for Recitals or Issuance of Notes.............................51

Section 6.05.        Indenture Trustee May Hold Notes..............................................51

Section 6.06.        Money Held in Trust...........................................................51

Section 6.07.        Compensation, Reimbursement and Indemnification...............................52

Section 6.08.        Replacement of Indenture Trustee..............................................52

Section 6.09.        Successor Indenture Trustee by Merger.........................................54

Section 6.10.        Appointment of Co-Indenture Trustee or Separate Indenture Trustee.............54

Section 6.11.        Eligibility; Disqualification.................................................56

Section 6.12.        Representations and Warranties of the Indenture Trustee.......................56

Section 6.13.        Preferential Collection of Claims Against Issuer..............................56

Section 6.14.        Tax Returns...................................................................56

Section 6.15.        Custody of the Trust Estate...................................................57

                                   ARTICLE VII

                          NOTEHOLDERS' LIST AND REPORTS

Section 7.01.        Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders........57

Section 7.02.        Preservation of Information; Communications to Noteholders....................58

Section 7.03.        Reports by Issuer.............................................................58

Section 7.04.        Reports by Indenture Trustee..................................................58

                                  ARTICLE VIII

                    ALLOCATION AND APPLICATION OF COLLECTIONS

Section 8.01.        Collection of Money...........................................................59

Section 8.02.        Collection Account and Special Funding Account................................59

Section 8.03.        Rights of Noteholders.........................................................61

Section 8.04.        Allocation of Trust Estate to Series or Groups................................62

Section 8.05.        Release of Trust Estate.......................................................62

Section 8.06.        Opinion of Counsel............................................................63



Section 8.07.        Distributions and Reports to Noteholders......................................63

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

Section 9.01.        Supplemental Indentures Without Consent of Noteholders........................63

Section 9.02.        Supplemental Indentures with Consent of Noteholders...........................65

Section 9.03.        Execution of Supplemental Indentures..........................................66

Section 9.04.        Effect of Supplemental Indenture..............................................66

Section 9.05.        Conformity with Trust Indenture Act...........................................67

Section 9.06.        Reference in Notes to Supplemental Indentures.................................67

Section 9.07.        Indenture Supplements and Series Enhancers....................................67

                                    ARTICLE X

                                   TERMINATION

Section 10.01.       Termination of Issuer.........................................................67

Section 10.02.       Final Distribution............................................................67

Section 10.03.       Defeasance....................................................................68

                                   ARTICLE XI

                                  MISCELLANEOUS

Section 11.01.       Compliance Certificates and Opinions etc......................................70

Section 11.02.       Form of Documents Delivered to Indenture Trustee..............................71

Section 11.03.       Acts of Noteholders...........................................................72

Section 11.04.       Notices, Etc. to Indenture Trustee and Issuer.................................73

Section 11.05.       Notices to Noteholders; Waiver................................................73

Section 11.06.       Alternate Payment and Notice Provisions.......................................74

Section 11.07.       Conflict with Trust Indenture Act.............................................74

Section 11.08.       Effect of Headings and Table of Contents......................................74

Section 11.09.       Successors and Assigns........................................................74

Section 11.10.       Separability..................................................................74

Section 11.11.       Benefits of Indenture.........................................................74

Section 11.12.       Legal Holidays................................................................75

Section 11.13.       Governing Law.................................................................75

Section 11.14.       Counterparts..................................................................75

Section 11.15.       Recording of Indenture........................................................75

Section 11.16.       Trust Obligation..............................................................75



Section 11.17.       No Petition...................................................................76

Section 11.18.       Inspection....................................................................76

Section 11.19.       Limitation of Liability of Owner Trustee......................................76

Section 11.20.       Execution of the Transfer and Servicing Agreement by the Indenture Trustee....76


                         ------------------------------

                 RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                      ACT OF 1939 AND INDENTURE PROVISIONS*

          TRUST INDENTURE
            ACT SECTION                                                            INDENTURE SECTION
          ---------------                                                          -----------------
             310(a)(1)......................................................               6.11
                (a)(2)......................................................               6.11
                (a)(3)......................................................               6.10
                (a)(4)......................................................          Not Applicable
                (a)(5)......................................................               6.11
                (b).........................................................               6.08, 6.11
                (c).........................................................          Not Applicable
             311(a).........................................................               6.13
                (b).........................................................               6.13
                (c).........................................................          Not Applicable
             312(a).........................................................               7.01, 7.02(a)
                (b).........................................................               7.02(b)
                (c).........................................................               7.02(c)
             313(a).........................................................               7.04
                (b).........................................................               7.04
                (c).........................................................               7.03, 7.04
                (d).........................................................               7.04
             314(a).........................................................               3.09, 7.03(a)
                 (b)........................................................               3.06
                (c)(1)......................................................               2.10, 8.05(c), 11.01(a)
                (c)(2)......................................................               2.10, 8.05(c), 11.01(a)
                (c)(3)......................................................               2.10, 8.05(c), 11.01(a)
                (d)(1)......................................................               2.10, 8.05(c), 11.01(b)
                (d)(2)......................................................          Not Applicable
                (d)(3)......................................................          Not Applicable
                (e).........................................................              11.01(a)
             315(a).........................................................               6.01(b)
                (b).........................................................               6.02
                (c).........................................................               6.01(c)
                (d).........................................................               6.01(d)
                (d)(1)......................................................               6.01(d)
                (d)(2)......................................................               6.01(d)
                (d)(3)......................................................               6.01(d)
                (e).........................................................               5.15
             316(a)(1)(A)...................................................               5.13
             316(a)(1)(B)...................................................               5.14
             316(a)(2)......................................................          Not Applicable
             316(b).........................................................               5.09
             317(a)(1)......................................................               5.05
             317(a)(2)......................................................               5.05(d)
             317(b).........................................................               5.05(a)
             318(a).........................................................              11.07


--------
*This reconciliation and tie shall not, for any purpose, be deemed to be part of the within indenture.

                  This MASTER INDENTURE, dated as of December 28, 2000 (herein, as amended, modified or supplemented from time to time as permitted hereby, called the "INDENTURE"), among COMPUCREDIT CREDIT CARD MASTER NOTE Business TRUST II, a business trust organized under the laws of the State of Nevada, COMPUCREDIT CORPORATION, a Georgia corporation, as servicer, and THE BANK OF NEW YORK, a New York banking corporation, as indenture trustee. This Indenture may be supplemented at any time and from time to time by an indenture supplement in accordance with SECTION 2.10 hereof (an "INDENTURE SUPPLEMENT," and any Indenture Supplement together with this Indenture and amendments hereof and any supplemental indentures hereto collectively referred to as the "INDENTURE"). If a conflict exists between the terms and provisions of this Master Indenture and any Indenture Supplement, the terms and provisions of the Indenture Supplement shall be controlling with respect to the related Series.

                              PRELIMINARY STATEMENT

                  The Issuer has duly authorized the execution and delivery of this Indenture to provide for an issue of its asset backed notes to be issued in one or more Series (the "NOTES") as provided in this Indenture.

                  In connection with one or more Series of Notes issued under this Indenture, the Issuer may enter into agreements with other entities that will provide credit enhancement or other protection and benefits for the Holders of a Series of Notes or a Class of such Series of Notes and the Issuer will incur obligations under the terms of such agreement. The Issuer, through this Indenture, wishes to provide security for such obligations to the extent and as provided in the relevant Indenture Supplements. All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders and, to the extent and as provided for in the relevant Indenture Supplements, the Series Enhancers.

                  The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. All things necessary have been done to make the Notes, when executed by the Issuer and authenticated and delivered by the Indenture Trustee hereunder and duly issued by the Issuer, the valid obligations of the Issuer, and to make this Indenture a valid agreement of the Issuer, in accordance with their and its terms.

                  Simultaneously with the delivery of this Indenture the Issuer is entering into the Transfer and Servicing Agreement with CompuCredit Funding Corp. II, a Nevada corporation, as Transferor, CompuCredit Corporation, a Georgia corporation, as Servicer and The Bank of New York, as Indenture Trustee, pursuant to which (a) the Transferor will convey to the Issuer all of its right, title and interest in, to and under the Receivables and (b) the Servicer will agree to service the Receivables and make collections thereon on behalf of the Noteholders.

                                GRANTING CLAUSES

                  To secure the due and punctual payment by the Issuer of the principal of (and premium, if any) and interest on the Notes, amounts due to Series Enhancers under the Series Enhancements as provided in the Indenture Supplements and all other amounts due and payable under this Indenture or any Indenture Supplement or under any Series Enhancement

(collectively, the "SECURED OBLIGATIONS") when and as the same shall become due and payable, whether on demand for payment or on a Payment Date, Expected Principal Payment Date or a Redemption Date, at the Stated Maturity Date or by declaration of acceleration, call for redemption or otherwise, according to the terms of this Indenture, the respective Indenture Supplements and the Notes or the Series Enhancements, the Issuer hereby Grants to the Indenture Trustee, for the benefit and security of the Noteholders and, to the extent and as provided for in the relevant Indenture Supplements, the Series Enhancers, all of the Issuer's right, title and interest in, to and under the following:

    (i) in the case of Receivables arising in the Initial Accounts (including Transferred Accounts and Related Accounts related to such Initial Accounts), the Receivables existing at the close of business on the Initial Cut-Off Date, and thereafter created from time to time in the Initial Accounts (including Transferred Accounts and Related Accounts included in such Initial Accounts) until the termination of the Issuer, and in the case of Receivables arising in Additional Accounts (including Transferred Accounts and Related Accounts related to such Additional Accounts), the Receivables existing at the close of business on the applicable Addition Cut-Off Date and thereafter created from time to time until the termination of the Issuer, all Interchange allocable to the Issuer as provided herein and in the Indenture Supplements and Recoveries, and all rights to payment and amounts due or to become due with respect to all of the foregoing;

    (ii) the Special Reserve Account and all money, investment property, instruments and other property on deposit from time to time in, credited to or related to the Special Reserve Account, (together with all earnings, dividends, distributions, income, issues and profits relating thereto);

    (iii) all money, instruments, investment property and other property (together with all earnings, dividends, distributions, income, issues, and profits relating thereto) distributed or distributable in respect of the Receivables pursuant to the terms of the Transfer and Servicing Agreement, this Indenture and each Indenture Supplement;

    (iv) all Eligible Investments and all money, investment property, instruments and other property on deposit from time to time in, credited to or related to the Collection Account, the Series Accounts and the Special Funding Account (including any subaccounts of such account), (together with all earnings, dividends, distributions, income, issues and profits relating thereto);

    (v) any property conveyed to the Issuer pursuant to any Participation Interest Supplement;

    (vi)  all Series Enhancements;

    (vii) all rights, remedies, powers, privileges and claims of the Issuer under or with respect to the Transfer and Servicing Agreement and the Receivables Purchase Agreements (whether arising pursuant to the terms of the Transfer and Servicing Agreement and the Receivables Purchase Agreements or otherwise available to the Issuer at law or in equity), including, without limitation, the rights of the Issuer to enforce the Transfer and Servicing Agreement and the Receivables Purchase Agreements, and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Transfer and Servicing Agreement and the Receivables Purchase Agreements to the same extent as the Issuer could but for the assignment and security interest granted to the Indenture Trustee for the benefit of the Noteholders and, to the extent and as provided for in the relevant Indenture Supplements, the Series Enhancers; and

   (viii) all accounts, money, chattel paper, investment property, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, general intangibles and goods consisting of, arising from or relating to any of the foregoing.

Such property, together with all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds, products, rents, receipts or profits of the conversion, voluntary or involuntary, into cash or other property, all cash and non-cash proceeds, and other property consisting of, arising from or relating to all or any part of any of the foregoing or any proceeds (including "proceeds" as defined in the UCC) thereof, but in each case excluding the interest in the assets of the Issuer represented by the Trust Certificate and the Transferor Certificates and the amounts distributable with respect thereto, shall constitute the "TRUST ESTATE."

                  Such Grants are made in trust to secure the Notes equally and ratably without prejudice, priority or distinction, except as expressly provided in this Indenture and the Indenture Supplements, between any Note and any other Notes, and to secure the other Secured Obligations; PROVIDED, that unless and to the extent provided for in an Indenture Supplement for any Series, the security interest granted above in the Series Accounts and Series Enhancement for a particular Series shall be to secure the Notes for such Series only and, to the extent provided in the Indenture Supplement for such Series, the Series Enhancers.

                  The Indenture Trustee as Indenture Trustee on behalf of the Noteholders acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions hereof and agrees to perform the duties herein required to the end that the interests of the Noteholders may be adequately and effectively protected.

                                LIMITED RECOURSE

                  The obligation of the Issuer to make payments of principal of (and premium, if any) and interest on the Notes and to the Series Enhancers under the Series Enhancements is limited by recourse only to the Trust Estate and only to the extent proceeds and distributions on the Trust Estate are allocated for their benefit under the terms of this Indenture, the Indenture Supplements and the Series Enhancements.

                                   ARTICLE I

                                   DEFINITIONS

                  Section 1.01. DEFINITIONS.

                  Whenever used in this Indenture, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  "ACCUMULATION PERIOD" shall mean, with respect to any Series, or any Class within a Series, a period following the Revolving Period or, as defined with respect to such Series or Class in the related Indenture Supplement, a Redemption Period, during which Collections of Principal Receivables are accumulated in an account for the benefit of the Noteholders of such Series or Class within such Series, which shall be the controlled accumulation period, the principal accumulation period, the early accumulation period, the optional accumulation period, the limited accumulation period or other accumulation period, in each case as defined with respect to such Series or Class in the related Indenture Supplement.

                 "ACT" or "ACT OF NOTEHOLDER" shall have the meaning specified in SECTION 11.03(a).

                  "ADMINISTRATION AGREEMENT" shall mean the Administration Agreement, dated as of October 20, 2000, among the Issuer, the Transferor and the Administrator, as the same may be amended or otherwise modified from time to time.

                  "ADMINISTRATOR" shall mean CompuCredit Corporation or any successor administrator appointed pursuant to the Administration Agreement.

                  "AUTHORIZED OFFICER" shall mean:

                  (a) with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Owner Trustee to the Indenture Trustee on the Initial Issuance Date (as such list may be modified or supplemented from time to time thereafter) and any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers (containing the specimen signatures of such officers) delivered by the Administrator to the Indenture Trustee on the Initial Issuance Date (as such list may be modified or supplemented from time to time thereafter);

                  (b) with respect to the Transferor, any officer of the Transferor who is authorized to act for the Transferor in matters relating to the Transferor and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Transferor to the Indenture Trustee on the Initial Issuance Date (as such list may be modified or supplemented from time to time thereafter); and

                  (c) with respect to the Servicer, any Servicing Officer.

                  "BEARER NOTES" shall have the meaning specified in SECTION
2.01.

                  "BOOK-ENTRY NOTES" shall mean beneficial interests in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency or a Foreign Clearing Agency, as described in SECTION 2.11.

                  "CFC" shall mean CompuCredit Funding Corp. II, a Nevada corporation, and its successors and permitted assigns.

                  "CLASS" shall mean, with respect to any Series, any one of the classes or tranches of Notes of that Series. Notes of a single Class of a Series will rank equally with respect to payment of principal, but may differ with respect to interest rates, maturity or other terms.

                  "CLEARING AGENCY" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and serving as a clearing agency for a Series or Class of Book-Entry Notes.

                  "CLEARING AGENCY PARTICIPANT" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "CLEARSTREAM" shall mean Clearstream Banking, SOCIETE ANONYME, a professional depository incorporated under the laws of Luxembourg, and its successors.

                  "CLOSING DATE" shall mean, with respect to any Series, the closing date specified in the related Indenture Supplement.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  "COLLECTION ACCOUNT" shall have the meaning specified in
SECTION 8.02(a).

                  "COMPANION SERIES" shall mean (i) each Series which has been paired with another Series (which Series may be pre-funded or partially pre-funded), such that the reduction of the Allocation Amount of such Series results in the increase of the Allocation Amount of such other Series, as described in the related Indenture Supplements, and (ii) such other Series.

                  "CORPORATE TRUST OFFICE" shall mean the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of the Indenture is located at 101 Barclay Street, 12-E, New York, New York 10286, or at such other address as the Indenture Trustee may designate from time to time by notice to the Issuer and the Servicer.

                  "COUPON" shall have the meaning specified in SECTION 2.01.

                  "DEFAULT" shall mean any event or occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  "DEFEASANCE" shall have the meaning specified in SECTION 10.03(a).

                  "DEFEASED CLASS" shall have the meaning specified in SECTION 10.03(a).

                  "DEFEASED SERIES" shall have the meaning specified in SECTION 10.03(a).

                  "DEFINITIVE NOTES" shall mean, for any Class or Series, the Notes issued in fully registered, certificated form issued to the beneficial owners of such Class or Series or their nominee.

                  "DEPOSITARY" shall mean the Person specified in the applicable Indenture Supplement, in its capacity as depositary for the respective accounts of any Clearing Agency or any Foreign Clearing Agency.

                  "DEPOSITORY AGREEMENT" shall mean, if applicable with respect to any Series or Class of Book-Entry Notes, the agreement among the Transferor, the Indenture Trustee and the Clearing Agency or, if applicable, the Foreign Clearing Agency.

                  "DISCOUNT NOTE" means a Note that provides for an amount less than the stated principal amount thereof to be due and payable upon the occurrence of an Early Redemption Event or other optional or mandatory redemption or the occurrence of an Event of Default and the acceleration of such Note, in each case before the Expected Principal Payment Date of such Note.

                  "DISTRIBUTION DATE" shall mean, with respect to any Series, the date specified in the applicable Indenture Supplement.

                  "DOLLARS," "$" or "U.S. $" shall mean (a) United States dollars or (b) denominated in United States dollars.

                  "EARLY REDEMPTION EVENT" shall mean, with respect to any Series, any Early Redemption Event specified in the related Indenture Supplement or any Early Redemption Event as described in SECTION 5.01.

                  "ELIGIBLE DEPOSIT ACCOUNT" shall mean either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the unsecured, unguaranteed senior debt securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic credit rating categories that signifies investment grade.

                  "ELIGIBLE INSTITUTION" shall mean any depository institution (which may be the Indenture Trustee and the Owner Trustee) organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), which depository institution at all times (a) is a member of the FDIC and (b) has (i) a long-term unsecured debt rating not lower than BBB for Standard & Poor's Ratings Services or Baa2 for Moody's Investors Service or (ii) a certificate of deposit rating acceptable to the Rating Agencies. Notwithstanding the previous sentence, any institution the appointment of which satisfies the Rating Agency Condition shall be considered an Eligible Institution. If so qualified, the Servicer may be considered an Eligible Institution for the purposes of this definition.

                  "ELIGIBLE INVESTMENTS" shall mean instruments, investment property or other property, or, in the case of deposits described below, deposit accounts held in the name of the Indenture Trustee in trust for the benefit of the Noteholders, other than securities issued by or obligations of CompuCredit or any Affiliate thereof, subject to the exclusive custody and control of the Indenture Trustee and for which the Indenture Trustee has sole signature authority, which mature so that funds will be available no later than the close of business on each Transfer Date following each Monthly Period and which evidence:

          (a) direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America;

          (b) demand deposits, time deposits or certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof, including the District of Columbia (or domestic branches of foreign banks) and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of the Issuer's investment or contractual commitment to invest therein, the short-term debt rating of such depository institution or trust company shall be at least A-1 by Standard & Poor's , P-1 by Moody's and F1+ by Fitch (if rated by Fitch);

          (c) commercial paper having, at the time of the Issuer's investment or contractual commitment to invest therein, a rating of at least A-1 by Standard & Poor's , P-1 by Moody's and F1+ by Fitch (if rated by Fitch);

          (d) demand deposits, time deposits and certificates of deposit which are fully insured by the FDIC having, at the time of the Issuer's investment therein, a rating of at least A-1 by Standard & Poor's , P-1 by Moody's and F1+ by Fitch (if rated by Fitch);

          (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

          (f) money market funds having, at the time of the Issuer's investment therein, a rating in the highest rating category of Standard & Poor's, Moody's and Fitch (if rated by Fitch) (including funds for which the Indenture Trustee or any of its Affiliates is investment manager or advisor);

          (g) time deposits other than as referred to in clause (d) above, with a Person the commercial paper of which has a credit rating satisfactory to the Rating Agencies; or

          (h) any other investment of a type or rating that satisfies the Rating Agency Condition.

                  "EUROCLEAR OPERATOR" shall mean Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System, and its successor and assigns in such capacity.

                  "EUROCLEAR PARTICIPANTS" shall mean the participants of the Euroclear System, for which the Euroclear System holds securities.

                  "EVENT OF DEFAULT" shall have the meaning specified in
SECTION 5.02.

                  "EXCESS ALLOCATION SERIES" shall mean a Series that, pursuant to the Indenture Supplement therefor, is entitled to receive certain excess Collections of Finance Charge Receivables, as more specifically set forth in such Indenture Supplement.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  "EXPECTED PRINCIPAL PAYMENT DATE" shall mean for a Series or Class of Notes, the date specified as such in the Indenture Supplement.

                  "FOREIGN CLEARING AGENCY" shall mean Clearstream and the Euroclear Operator and their successors and assigns.

                  "FOREIGN CURRENCY" shall mean (a) a currency other than Dollars, or (b) denominated in a currency other than Dollars.

                  "GLOBAL NOTE" shall have the meaning specified in SECTION
2.14.

                  "GRANT" shall mean to grant, bargain, sell, warrant, alienate, remise, demise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of the Eligible Investments, or of any other instrument, shall include, all rights, powers and options (but none of the obligations) of the granting party thereunder, including without limitation the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Eligible Investments, and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring any suit in equity, action at law or other judicial or administrative proceeding in the name of the granting party or otherwise, and generally to do and receive anything that the granting party may be entitled to do or receive thereunder or with respect thereto.

                  "GROUP" shall mean, with respect to any Series, the group of Series, if any, in which the related Indenture Supplement specifies such Series to be included.

                  "INDENTURE" shall mean this Master Indenture, dated as of December 28, 2000, among the Issuer, the Indenture Trustee and the Servicer, as the same may be amended, supplemented or otherwise modified from time to time, including, with respect to any Series or Class, the related Indenture Supplement.

                  "INDENTURE SUPPLEMENT" shall mean, with respect to any Series, a supplement to this Indenture, executed and delivered in connection with the original issuance of the Notes of such Series under SECTION 2.10, including all amendments thereof and supplements thereto.

                  "INDENTURE TRUSTEE" shall mean The Bank of New York in its capacity as indenture trustee under the Indenture, its successors in interest and any successor indenture trustee under this Indenture.

                  "INDEPENDENT" shall mean, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the

Transferor and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  "INDEPENDENT CERTIFICATE" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of SECTION 11.01, made by an Independent appraiser or other expert appointed by an Issuer Order, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

                  "INITIAL ISSUANCE DATE" shall mean the Closing Date of the first Series of Notes issued to the Holders.

                  "INTEREST-BEARING NOTE" means a Note that bears interest at a stated or computed rate on its stated principal amount. To the extent a Note has the characteristics of both an Interest-bearing Note and a Discount Note, the provisions of this Indenture relating to both Interest-bearing Notes and Discount Notes will apply.

                  "INTEREST RATE" shall mean, as of any particular date of determination and with respect to any Series or Class, the interest rate or rates (or formula for determining the same) as of such date specified therefor in the related Indenture Supplement; PROVIDED, that, as the context may require, the Interest Rate for a Discount Note shall be its accrual interest rate equivalent, as provided for in the Indenture Supplement for the Discount Note.

                  "INVESTMENT COMPANY ACT" shall mean the Investment Company Act of 1940, as amended.

                  "ISSUER" shall mean the CompuCredit Credit Card Master Note Business Trust II, a Nevada business trust.

                  "ISSUER ORDER" shall mean a written order or request signed in the name of the Issuer, by an Authorized Officer, and delivered to the Indenture Trustee.

                  "NEW ISSUANCE" shall mean a new Series of Notes issued by the Issuer pursuant to the principal terms of the related Indenture Supplement.

                  "NOTE REGISTER" shall mean the register maintained pursuant to
SECTION 2.05(a) in which the Notes are registered.

                  "NOTE REGISTRAR" shall have the meaning specified in SECTION 2.05(a).

                  "NOTEHOLDER" or "HOLDER" shall mean the Person in whose name a
Note is registered in the Note Register or the bearer of any Bearer Note (or the Global Note, as the case may be) or Coupon, or such other Person deemed to be a "Noteholder" or "Holder" in any related Indenture Supplement.

                  "NOTES" shall mean all Series of Notes issued by the Issuer pursuant to the Indenture and the applicable Indenture Supplement.

                  "NOTICE OF DEFAULT" shall have the meaning specified in
SECTION 5.02.

                  "OFFICER'S CERTIFICATE" shall mean, unless otherwise specified in this Indenture, a certificate delivered to the Indenture Trustee signed by any Authorized Officer of the Issuer, Transferor, or Servicer, as applicable, under the circumstances described in, and otherwise complying with, the applicable requirements of SECTION 11.01.

                  "OPINION OF COUNSEL" shall mean a written opinion of counsel, who may be counsel for, or an employee of, the Person providing the opinion and who shall be reasonably acceptable to the Indenture Trustee; PROVIDED, HOWEVER, that any Tax Opinion or other opinion relating to federal income tax matters shall be an opinion of nationally recognized tax counsel.

                  "OUTSTANDING" shall mean, as of the date of determination, all Notes previously authenticated and delivered under this Indenture EXCEPT,

                           (1) Notes previously cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation; and

                           (2) Notes for whose payment or redemption money in the necessary amount has been previously deposited with the Indenture Trustee or any Paying Agent for the Holders of such Notes; provided, that if such Notes are to be redeemed, any required notice of such redemption pursuant to this Indenture or provision for such notice satisfactory to the Indenture Trustee has been made; and

                           (3) any Note that has been defeased under SECTION
10.03; and

                           (4) Notes that have been paid under SECTION 2.06 or in exchange for or in lieu of which other Notes have been authenticated and delivered under this Indenture, other than any Notes for which there shall have been presented to the Indenture Trustee proof satisfactory to it that such Notes are held by a "protected purchaser," as defined in the New York Uniform Commercial Code;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, (a) the principal amount of a Discount Note that is Outstanding shall be the amount of its principal that would be due and payable as of the date of determination upon acceleration of its maturity under SECTION 5.03, (b) the principal amount of a Foreign Currency Note shall be the Dollar equivalent, determined as provided in the related Indenture Supplement, of the principal amount of such Note (or, in the case of a Foreign Currency Discount Note, the Dollar equivalent, determined as provided in the related Indenture Supplement, of the amount determined as provided in (a) above), and (c) Notes owned by the Issuer, any other obligor upon the Notes, the Transferor, the Servicer or any Affiliate of any of those Persons shall be disregarded and considered not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee has actual knowledge of being so owned shall be so disregarded.

Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act for such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Transferor, the Servicer or an Affiliate of any of those Persons. In making any such determination, the Indenture Trustee may rely on the representations of the pledgee and shall not be required to undertake any independent investigation.

                  "OWNER TRUSTEE" shall mean Wilmington Trust FSB, in its capacity as owner trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

                  "PAYING AGENT" shall mean any paying agent appointed pursuant to SECTION 2.08 and shall initially be the Indenture Trustee; PROVIDED that if the Indenture Supplement for a Series so provides, a separate or additional Paying Agent(s) may be appointed with respect to such Series.

                  "PAYMENT DATE" shall have the meaning specified for each Series in its Indenture Supplement.

                  "PERMITTED ASSIGNEE" shall mean any Person who, if it were to purchase Receivables (or interests therein) in connection with a sale under SECTIONS 5.05 and 5.18, would not cause the Issuer to be taxable as a publicly traded partnership for federal income tax purposes.

                  "PRINCIPAL TERMS" shall mean, with respect to any Series, (a) the name or designation; (b) the initial principal amount (or method for calculating such amount), the Allocation Amount, the Series Allocation Amount and the Series Required Transferor Amount, (c) the Interest Rate (or method for the determination thereof) for each Class of Notes of such Series; (d) the Payment Date or Payment Dates and, for Interest-bearing Notes, the date or dates from which interest shall accrue and, for Discount Notes, the date or dates from which interest shall accrete; (e) the method for allocating Collections to Noteholders; (f) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts; (g) the Servicing Fee; (h) if applicable, the Series Enhancer and terms of any form of Series Enhancements;
(i) the terms on which the Notes of such Series may be exchanged for Notes of another Series, purchased by the Transferor or the Issuer or remarketed to other investors; (j) any optional or mandatory Redemption Date or Redemption Dates and the Expected Principal Payment Date and Stated Maturity Date; (k) the number of Classes of Notes of such Series and, if more than one Class, the rights and priorities of each such Class; (l) the extent to which the Notes of such Series will be issuable in temporary or permanent global form (and, in such case, the depositary for such global note or notes, the terms and conditions, if any, upon which such global note may be exchanged, in whole or in part, for Definitive Notes, and the manner in which any interest payable on a temporary or global note will be paid); (m) whether the Notes of such Series may be issued in bearer form and any limitations imposed thereon; (n) the priority of such Series with respect to any other Series; (o) whether such Series will be part of a Group;
(p) whether such Series will be a Principal Sharing Series; (q) whether such Series will be an Excess Allocation Series; (r) the Distribution Date; and (s) any other terms of such Series.

                  "PROCEEDING" shall mean any suit in equity, action at law or other judicial or administrative proceeding.

                  "RATING AGENCY" shall mean, with respect to any Outstanding Series or Class of Notes which has been rated, each rating agency, as specified in the applicable Indenture Supplement, selected by the Transferor to rate the Notes of such Outstanding Series or Class.

                  "RATING AGENCY CONDITION" shall mean, with respect to any action, that each Rating Agency shall have notified the Transferor, the Servicer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then existing rating of any outstanding Series or Class with respect to which it is a Rating Agency; PROVIDED, HOWEVER, that if such Series or Class has not been rated, the Rating Agency Condition with respect to any such action shall either be defined in the related Indenture Supplement or shall not apply.

                  "RECORD DATE" shall mean, with respect to any Distribution Date, the last day of the calendar month immediately preceding such Distribution Date, unless otherwise specified for a Series in the related Indenture Supplement.

                  "REDEMPTION DATE" shall mean, with respect to any Series, the date or dates, if any, specified in the Indenture Supplement for such Series.

                  "REDEMPTION PERIOD" shall mean, with respect to any Series or Class within a Series, a period during which Collections of Principal Receivables are used to redeem (in whole or in part) the Notes or a Class of Notes of such Series, which shall be the controlled redemption period, the principal redemption period, the rapid redemption period, the optional redemption period, the limited redemption period or other redemption period, in each case, as defined with respect to such Series in the related Indenture Supplement.

                  "REGISTERED NOTEHOLDER" shall mean the Holder of a Registered Note.

                  "REGISTERED NOTES" shall have the meaning specified in SECTION 2.01.

                  "REINVESTMENT EVENT" shall mean, if applicable with respect to any Series, any Reinvestment Event specified in the related Indenture Supplement.

                  "REQUIRED MINIMUM PRINCIPAL BALANCE" shall mean, with respect to any date, (a) the sum of the numerators used to determine the Series Allocation Percentages with respect to Principal Receivables for each Series outstanding on such date, PLUS the Required Transferor Amount on such date, MINUS (b) the Special Funding Amount on such date, MINUS (c) the Collections in respect of Principal Receivables on deposit in the Collection Account on such date.

                  "REQUIRED TRANSFEROR AMOUNT" shall mean, with respect to any date, the sum of the Series Required Transferor Amounts for all Series outstanding on such date.

                  "RESPONSIBLE OFFICER" shall mean any officer within the Corporate Trust Office including any Vice President, Managing Director, Assistant Vice President, Secretary, Assistant Secretary or Assistant Treasurer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and, in each case, having direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

                  "REVOLVING PERIOD" shall mean, with respect to any Series, the period specified in the related Indenture Supplement.

                  "SECURED OBLIGATIONS" shall have the meaning set forth in the Granting Clause hereof.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  "SELLER" shall mean any of Columbus Bank, CompuCredit or another Account Owner, in its capacity as seller under a Receivables Purchase Agreement.

                  "SERIES" shall mean any series of Notes issued pursuant to this Indenture.

                  "SERIES ACCOUNT" shall mean any deposit, trust, escrow or similar account maintained for the benefit of the Noteholders of any Series or Class or any Series Enhancer, as specified in any Indenture Supplement.

                  "SERIES ENHANCEMENT" shall mean the rights and benefits provided to the Issuer or the Noteholders of any Series or Class pursuant to any letter of credit, surety bond, cash collateral account, spread account, guaranteed rate agreement, maturity liquidity facility, tax protection agreement, interest rate swap agreement, interest rate cap agreement, cross currency swap agreement or other derivative agreement or other similar arrangement. Series Enhancement will also refer to any agreements, instruments or documents governing the terms of the enhancements mentioned in the previous sentence or under which they are issued, where the context makes sense. The subordination of any Series or Class to another Series or Class shall be deemed to be a Series Enhancement.

                  "SERIES ENHANCER" shall mean the Person or Persons providing any Series Enhancement, other than (except to the extent otherwise provided with respect to any Series in the Indenture Supplement for such Series) the Noteholders of any Series or Class which is subordinated to another Series or Class.

                  "SERIES ISSUANCE DATE" shall mean, with respect to any Series, the date on which the Notes of such Series are to be originally issued in accordance with SECTION 2.10 and the related Indenture Supplement.

                  "SERIES REQUIRED TRANSFEROR AMOUNT" shall have the meaning, with respect to any Series, specified in the related Indenture Supplement.

                  "SERVICER" shall mean CompuCredit, in its capacity as servicer pursuant to the Transfer and Servicing Agreement, and, after any Service Transfer, the Successor Servicer.

                  "SPECIAL FUNDING ACCOUNT" shall have the meaning set forth in
SECTION 8.02(d).

                  "SPECIAL FUNDING AMOUNT" shall mean the principal balance of the funds on deposit in the Special Funding Account.

                   "SPECIAL RESERVE ACCOUNT" shall have the meaning set forth in the Transfer and Servicing Agreement.

                  "STATED MATURITY DATE" shall mean, for any Series or Class of Notes or any installment of principal for such Series or Class, the date specified in the Indenture Supplement for such Series or Class as the fixed date on which the principal of such Series or Class or such installment of principal is required to be paid; PROVIDED that a date on which principal is scheduled or expected to be paid, but is not required to be paid, is not a Stated Maturity Date.

                  "TAX OPINION" shall mean, with respect to any action, an Opinion of Counsel to the effect that, for federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of the Notes of any outstanding Series or Class that was characterized as debt at the time of its issuance, (b) such action will not cause the Issuer to be deemed to be an association (or publicly traded partnership) taxable as a corporation, and (c) such action will not cause or constitute an event in which gain or loss would be recognized by any Noteholder.

                  "TRANSACTION DOCUMENTS" shall mean, for any Series of Notes, the Nevada Certificate of Trust, the Trust Agreement, the Receivables Purchase Agreements, the Transfer and Servicing Agreement, this Indenture, the related Indenture Supplement, the Administration Agreement and such other documents and certificates delivered in connection therewith.

                  "TRANSFER AND SERVICING AGREEMENT" shall mean the Transfer and Servicing Agreement, dated as of October 20, 2000, among the Transferor, the Servicer and the Issuer, as the same may be amended, supplemented or otherwise modified from time to time.

                  "TRANSFEROR AMOUNT" shall mean on any date of determination an amount equal to the difference between (a) the sum of (i) the aggregate balance of Principal Receivables at the end of the day immediately prior to such date of determination, (ii) the Special Funding Amount at the end of the day immediately prior to such date of determination and (iii) the total amount of Collections in respect of Principal Receivables on deposit in the Collection Account at the end of the day immediately prior to such date of determination MINUS (b) the Aggregate Allocation Amount at the end of the day immediately prior to such date of determination.

                  "TRUST AGREEMENT" shall mean the Trust Agreement relating to the Issuer, dated as of October 20, 2000, between CFC and the Owner Trustee as the same may be amended, supplemented or otherwise modified from time to time.

                  "TRUST ESTATE" shall have the meaning set forth in the Granting Clause hereof.

                  "TRUST INDENTURE ACT" or "TIA" shall mean the Trust Indenture Act of 1939, as amended.

                  Section 1.02. OTHER DEFINITIONAL PROVISIONS.

                  (a) With respect to any Series, all terms used herein and not otherwise defined herein shall have meanings ascribed to them in the Trust Agreement, the Transfer and Servicing

Agreement or the related Indenture Supplement, as applicable. For purposes of convenience only, APPENDIX 1 attached hereto contains a list of certain definitions used and not otherwise defined herein and, in each case, references the document in which such term is defined.

                  (b) All terms defined in this Indenture shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (c) As used in this Indenture and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Indenture or in any such certificate or other document, and accounting terms partly defined in this Indenture or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable and as in effect on the date of this Indenture. To the extent that the definitions of accounting terms in this Indenture or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles or regulatory accounting principles in the United States, the definitions contained in this Indenture or in any such certificate or other document shall control.

                  (d) Any reference to each Rating Agency shall only apply to any specific rating agency if such rating agency is then rating any Outstanding Series.

                  (e) Unless otherwise specified, references to any amount as on deposit or outstanding on any particular date shall mean such amount at the close of business on such day.

                  (f) The words "HEREOF," "HEREIN" and "HEREUNDER" and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision or subdivision of this Indenture; references to any subsection, Section, Schedule or Exhibit are references to subsections, Sections, Schedules and Exhibits in or to this Indenture unless otherwise specified; and the term "INCLUDING" means "INCLUDING WITHOUT LIMITATION."

                  (g) Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                           "indenture securities" means the Notes.

                           "indenture security holder" means a Noteholder.

                           "indenture to be qualified" means this Indenture.

                           "indenture trustee" or "institutional trustee" means
                  the Indenture Trustee.

                           "obligor" on the indenture securities means the
                  Issuer and any other obligor on the indenture securities.

All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

                                   ARTICLE II

                                    THE NOTES

                  Section 2.01. FORM GENERALLY.

                  The Notes of any Series or Class shall be issued in fully registered form without interest coupons (the "REGISTERED NOTES") unless the applicable Indenture Supplement provides, in accordance with then applicable laws, that such Notes be issued in bearer form ("BEARER NOTES") with attached interest coupons and a special coupon (collectively the "COUPONS"). Such Registered Notes or Bearer Notes, as the case may be, shall be substantially in the form of the exhibits with respect thereto attached to the applicable Indenture Supplement with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or such Indenture Supplement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

                  The Notes shall be typewritten, word processed, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes. If specified in any Indenture Supplement, the Notes of any Series or Class shall be issued upon initial issuance as one or more notes evidencing the aggregate original principal amount of such Series or Class as described in
SECTION 2.10.

                  Bearer Notes shall be dated the Series Issuance Date. Each Global Note will be dated the Closing Date. All Registered Notes shall be dated the date of their authentication.

                  Section 2.02. DENOMINATIONS.

                  Except as otherwise specified in the related Indenture Supplement and the Notes, each class of Notes of each Series shall be issued in fully registered form in minimum amounts of U.S. $1,000 and in integral multiples of U.S. $1,000 in excess thereof (except that one Note of each Class may be issued in a different amount, so long as such amount exceeds the applicable minimum denomination for such Class).

                  Section 2.03. EXECUTION, AUTHENTICATION AND DELIVERY.

                  Each Note shall be executed by manual or facsimile signature on behalf of the Issuer by an Authorized Officer.

                  Notes bearing the manual or facsimile signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Issuer shall not be rendered invalid, notwithstanding the fact that such individual ceased to be so authorized prior to the authentication and delivery of such Notes or does not hold such office at the date of issuance such Notes.

                  At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication and delivery, and the Indenture Trustee shall authenticate and deliver such Notes as provided in this Indenture or the related Indenture Supplement and not otherwise.

                  No Note shall be entitled to any benefit under this Indenture or the applicable Indenture Supplement or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein or in the related Indenture Supplement executed by or on behalf of the Indenture Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                  Section 2.04. AUTHENTICATING AGENT.

                  (a) The Indenture Trustee may appoint one or more authenticating agents with respect to the Notes which shall be authorized to act on behalf of the Indenture Trustee in authenticating the Notes in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Notes. Whenever reference is made in this Indenture to the authentication of Notes by the Indenture Trustee or the Indenture Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Indenture Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Indenture Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Issuer and the Servicer.

                  (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any power or any further act on the part of the Indenture Trustee or such authenticating agent.

                  (c) An authenticating agent may at any time resign by giving notice of resignation to the Indenture Trustee and to the Issuer. The Indenture Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Issuer and the Servicer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Indenture Trustee or the Issuer, the Indenture Trustee may promptly appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Issuer and the Servicer.

                  (d) The Issuer agrees to pay to each authenticating agent from time to time reasonable compensation for its services under this SECTION 2.04.

                  (e) The provisions of SECTIONS 6.01 and 6.04 shall be applicable to any authenticating agent.

                  (f) Pursuant to an appointment made under this SECTION 2.04, the Notes may have endorsed thereon, in lieu of or in addition to the Indenture Trustee's certificate of authentication, an alternative certificate of authentication in substantially the following form:

                  "This is one of the Notes described in the within-mentioned Indenture.

                                               ________________________________

                                               ________________________________

                                                    as Authenticating Agent
                                                   for the Indenture Trustee

                                               By: ____________________________
                                                       Authorized Signatory"


                  Section 2.05. REGISTRATION OF TRANSFER AND EXCHANGE OF NOTES.

                  (a) The Issuer shall cause to be kept at the Corporate Trust Office, a register (the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the registration of Notes and the registration of transfers of Notes shall be provided. A note registrar (which may be the Indenture Trustee or the Owner Trustee) (in such capacity, the "NOTE REGISTRAR") shall provide for the registration of Registered Notes and transfers and exchanges of Registered Notes as herein provided. The Note Registrar shall initially be the Indenture Trustee and any co-note registrar chosen by the Issuer and acceptable to the Indenture Trustee. Any reference in this Indenture to the Note Registrar shall include any co-note registrar unless the context requires otherwise.

                  The Indenture Trustee may revoke such appointment and remove any Note Registrar if the Indenture Trustee determines in its sole discretion that such Note Registrar failed to perform its obligations under this Indenture in any material respect. Any Note Registrar shall be permitted to resign as Note Registrar upon thirty (30) days' notice to the Issuer and the Indenture Trustee; PROVIDED, HOWEVER, that such resignation shall not be effective and such Note Registrar shall continue to perform its duties as Note Registrar until the Indenture Trustee has appointed a successor Note Registrar (which may be the Indenture Trustee) reasonably acceptable to the Issuer.

                  Upon surrender for registration of transfer or exchange of any Registered Note at any office or agency of the Note Registrar maintained for such purpose, one or more new Registered Notes (of the same Series and Class) in authorized denominations of like tenor and aggregate principal amount shall be executed, authenticated and delivered, in the name of the designated transferee or transferees.

                  At the option of a Registered Noteholder, subject to the provisions of this SECTION 2.05, Registered Notes (of the same Series and Class) may be exchanged for other Registered Notes of authorized denominations of like tenor and aggregate principal amount, upon surrender of the Registered Notes to be exchanged at any such office or agency; Registered Notes, including Registered Notes received in exchange for Bearer Notes, may not be exchanged for Bearer Notes. At the option of the Holder of a Bearer Note, subject to applicable laws and regulations, Bearer Notes may be exchanged for other Bearer Notes or Registered Notes (of the same Series and Class) of authorized denominations of like tenor and aggregate principal amount, upon surrender of the Bearer Notes to be exchanged at an office or agency of the Note Registrar located outside the United States. Each Bearer Note surrendered pursuant to this

 Section shall have attached thereto all unmatured Coupons; PROVIDED that any Bearer Note so surrendered after the close of business on the Record Date preceding the relevant Payment Date or Distribution Date after the Expected Principal Payment Date need not have attached the Coupon relating to such Payment Date or Distribution Date (in each case, as specified in the applicable Indenture Supplement).

                  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  The preceding provisions of this SECTION 2.05(a) notwithstanding, the Indenture Trustee or the Note Registrar, as the case may be, shall not be required to register the transfer of or exchange any Note for a period of fifteen (15) days preceding the due date for any payment with respect to the Note.

                  Whenever any Notes are so surrendered for exchange, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver (in the case of Bearer Notes, outside the United States) the Notes which the Noteholder making the exchange is entitled to receive. Every Note presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Indenture Trustee or the Note Registrar duly executed by the Noteholder or the attorney-in-fact thereof duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such transfer or exchange.

                  All Notes (together with any Coupons) surrendered for registration of transfer and exchange or for payment shall be canceled and disposed of in a manner satisfactory to the Indenture Trustee. The Indenture Trustee shall cancel and destroy any Global Note upon its exchange in full for definitive Notes and shall deliver a certificate of destruction to the Issuer. Such certificate shall also state that a certificate or certificates of a Foreign Clearing Agency referred to in the applicable Indenture Supplement was received with respect to each portion of the Global Note exchanged for definitive Notes.

                  The Issuer shall execute and deliver to the Indenture Trustee Bearer Notes and Registered Notes in such amounts and at such times as are necessary to enable the Indenture Trustee to fulfill its responsibilities under this Indenture and the Notes.

                  (b) The Note Registrar will maintain at its expense in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange (except that Bearer Notes may not be surrendered for exchange at any such office or agency in the United States or its territories and possessions).

                  Section 2.06. MUTILATED, DESTROYED, LOST OR STOLEN NOTES.

                  If (a) any mutilated Note (together, in the case of Bearer Notes, with all unmatured Coupons (if any) appertaining thereto) is surrendered to the Note Registrar, or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (b) in case of destruction, loss or theft there is delivered to the Note Registrar such security or indemnity as may be required by it to hold the Issuer, the Note Registrar and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a "protected purchaser" (as defined in the New York Uniform Commercial Code), the Issuer shall execute, and the Indenture Trustee shall authenticate and the Note Registrar shall deliver (in the case of Bearer Notes, outside the United States), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of like tenor and aggregate principal amount, bearing a number not contemporaneously outstanding; PROVIDED, HOWEVER, that if any such mutilated, destroyed, lost or stolen Note shall have become or within seven days shall be due and payable, or shall have been selected or called for redemption, instead of issuing a replacement Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a "protected purchaser" (as defined in the New York Uniform Commercial Code) of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a "protected purchaser" (as defined in the New York Uniform Commercial Code) and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

                  In connection with the issuance of any replacement Note under this SECTION 2.06, the Issuer or the Note Registrar may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the reasonable fees and expenses of the Indenture Trustee or the Note Registrar) connected therewith.

                  Any replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute complete and indefeasible evidence of a debt of the Issuer, as if originally issued, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  The provisions of this SECTION 2.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  Section 2.07. PERSONS DEEMED OWNERS.

                  The Indenture Trustee, the Paying Agent, the Note Registrar, the Transferor, the Issuer and any agent of any of them may (a) prior to due presentation of a Registered Note for registration of transfer, treat the Person in whose name any Registered Note is registered as the owner of such Registered Note for the purpose of receiving distributions pursuant to the terms of the applicable Indenture Supplement and for all other purposes whatsoever, and (b) treat the bearer of a Bearer Note or Coupon as the owner of such Bearer Note or Coupon for the purpose of receiving distributions pursuant to the terms of the applicable Indenture Supplement and for all other purposes whatsoever; and, in any such case, neither the Indenture Trustee, the Paying Agent, the Note Registrar, the Transferor, the Issuer nor any agent of any of them shall be affected by any notice to the contrary.

                  Section 2.08. APPOINTMENT OF PAYING AGENT.

                  The Paying Agent shall make distributions to Noteholders from the Collection Account or applicable Series Account pursuant to the provisions of the applicable Indenture Supplement and shall report the amounts of such distributions to the Issuer. Any Paying Agent shall have the revocable power to withdraw funds from the Collection Account or applicable Series Account for the purpose of making the distributions referred to above. The Issuer may revoke such power and remove the Paying Agent if the Issuer determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Indenture in any material respect. The Issuer reserves the right at any time to vary or terminate the appointment of a Paying Agent for the Notes, and to appoint additional or other Paying Agents, PROVIDED that it will at all times maintain the Indenture Trustee as a Paying Agent. In the event that any Paying Agent shall resign, the Issuer shall appoint a successor to act as Paying Agent. The Issuer shall cause each successor or additional Paying Agent to execute and deliver to the Issuer and the Indenture Trustee an instrument as described in SECTION 3.03. Any reference in this Indenture to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

                  Section 2.09. CANCELLATION.

                  All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any lawful manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Indenture Trustee shall be destroyed unless the Issuer shall direct by a timely order that they be returned to it.

                   Section 2.10. NEW ISSUANCES.

                   (a) Pursuant to one or more Indenture Supplements, the Issuer may from time to time direct the Indenture Trustee, on behalf of the Issuer, to issue one or more new Series of Notes (a "NEW ISSUANCE"). The Notes of all outstanding Series shall be equally and ratably entitled as provided herein to the benefits of this Indenture without preference, priority or distinction on account of the actual time of the authentication and delivery or Expected Principal Payment Date or Stated Maturity Date, all in accordance with the terms and provisions of this Indenture and the applicable Indenture Supplement except, with respect to any Series or Class, as provided in the related Indenture Supplement. The total principal amount of Notes that may be authenticated and delivered and Outstanding under this Indenture is not limited.

                   (b) On or before the Series Issuance Date relating to any new Series, the parties hereto will execute and deliver an Indenture Supplement which will specify the Principal

Terms of such new Series. The terms of such Indenture Supplement may modify or amend the terms of this Indenture solely as applied to such new Series. The Indenture Trustee shall execute the Indenture Supplement and the Issuer shall execute the Notes of such Series and deliver the Notes to the Indenture Trustee for authentication and delivery. The issuance of any such Notes of any new Series (other than any Series issued pursuant to an Indenture Supplement dated as of the date hereof) shall be subject to the satisfaction of the following conditions:

                           (i) on or before the fifth (5th) Business Day
                  immediately preceding the Series Issuance Date, the Issuer shall have given notice to the Indenture Trustee, the Servicer and each Rating Agency, if any, that has rated any Series or Class within the applicable Group (unless such notice requirement is otherwise waived) of such issuance and the Series Issuance Date;

                           (ii) the Issuer shall have delivered to the Indenture
                  Trustee the related Indenture Supplement, in a form satisfactory to the Indenture Trustee, executed by each party hereto (other than the Indenture Trustee) and specifying the relevant Principal Terms;

                           (iii) the Issuer shall have delivered to the
                  Indenture Trustee any related Series Enhancement executed by each of the parties thereto, other than the Indenture Trustee;

                           (iv) the Rating Agency Condition, if applicable,
                  shall have been satisfied with respect to such issuance;

                           (v) such issuance will not result in the occurrence
                  of a Default, an Adverse Effect or an Early Redemption Event or Reinvestment Event for any Series, and the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate, dated the Series Issuance Date for such Series, to the effect that (1) the Issuer reasonably believes that such issuance will not, based on the facts known to the Person executing such Officer's Certificate, have an Adverse Effect or result in the occurrence of a Default or Early Redemption Event or Reinvestment Event for any Series then Outstanding and (2) all conditions precedent to such execution, authentication and delivery have been satisfied;

                           (vi) the Issuer shall have delivered to the Indenture
                  Trustee and the Owner Trustee (with a copy to each Rating Agency, as applicable), a Tax Opinion dated the Series Issuance Date addressing the New Issuance;

                           (vii) the aggregate amount of Principal Receivables
                  (plus the principal amount of any Participation Interest theretofore conveyed to the Issuer as of the Series Issuance
                  Date), shall be greater than the Required Minimum Principal Balance as of the Series Issuance Date, and after giving effect to such issuance, and the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate to such effect.

                  Section 2.11. BOOK-ENTRY NOTES.

                  Unless otherwise specified in any related Indenture Supplement for any Series or Class, the Notes, upon original issuance, shall be issued in the form of one or more Notes representing the Book-Entry Notes, to be delivered to the Clearing Agency or Foreign Clearing Agency on behalf of the Issuer. The Notes shall initially be registered on the Note Register in the name of the Clearing Agency or Foreign Clearing Agency or its nominee, and no beneficial owner will receive a definitive note representing such beneficial owner's interest in the Notes, except as provided in SECTION 2.13. Unless and until definitive, fully registered Notes ("DEFINITIVE NOTES") have been issued to the applicable beneficial owners pursuant to SECTION 2.13 or as otherwise specified in any such Indenture Supplement:

                  (a) the provisions of this SECTION 2.11 shall be in full force and effect with respect to each such Series;

                  (b) the Issuer, the Transferor and the Indenture Trustee shall be entitled to deal with the Clearing Agency or Foreign Clearing Agency and the Clearing Agency Participants for all purposes of this Indenture (including the meaning of distributions) as the authorized representatives of the beneficial owners;

                  (c) to the extent that the provisions of this SECTION 2.11 conflict with any other provisions of this Indenture, the provisions of this
SECTION 2.11 shall control with respect to each such Series; and

                  (d) the rights of the respective beneficial owners of each such Series shall be exercised only through the Clearing Agency or Foreign Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such beneficial owners and the Clearing Agency or Foreign Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement applicable to a Series, unless and until Definitive Notes of such Series are issued pursuant to
SECTION 2.13, the initial Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the related Notes to such Clearing Agency Participants.

                  For purposes of any provision of this Indenture requiring or permitting actions with the consent of, or at the direction of, Noteholders evidencing a specified percentage of the aggregate unpaid principal amount of Notes, such direction or consent may be given by beneficial owners (acting through the Clearing Agency and the Clearing Agency Participants) owning Notes evidencing the requisite percentage of principal amount of Notes.

                   Section 2.12. NOTICES TO CLEARING AGENCY OR FOREIGN CLEARING AGENCY.

                   Whenever a notice or other communication is required to be given to the Noteholders of any Series or Class with respect to which Book-Entry Notes have been issued, unless and until Definitive Notes shall have been issued to the related beneficial owners pursuant to SECTION 2.13, the Indenture Trustee shall give all such notices and communications to the Clearing Agency or Foreign Clearing Agency, as applicable.

                  Section 2.13. DEFINITIVE NOTES.

                  If Book-Entry Notes have been issued with respect to any Series or Class and (i) (a) the Issuer advises the Indenture Trustee that the Clearing Agency or Foreign Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to such Series or Class and
(b) the Issuer is unable to locate and reach an agreement on satisfactory terms with a qualified successor, (ii) the Issuer, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or Foreign Clearing Agency with respect to such Series or Class or (iii) after the occurrence of a Servicer Default or an Event of Default, beneficial owners of such Series or Class representing not less than 50% of the principal amount of the Book-Entry Notes of such Series or Class advise the Indenture Trustee and the applicable Clearing Agency or Foreign Clearing Agency in writing through the applicable Clearing Agency Participants that the continuation of a book-entry system with respect to the Notes of such Series or Class is no longer in the best interests of the beneficial owners of such Series or Class, then the Indenture Trustee shall notify all beneficial owners of such Series or Class, through the Clearing Agency or Foreign Clearing Agency, as applicable, of the occurrence of such event and of the availability of Definitive Notes to beneficial owners of such Series or Class requesting the same. Upon surrender to the Indenture Trustee of any such Notes by the Clearing Agency, accompanied by registration instructions from the applicable Clearing Agency for registration, the Issuer shall execute and the Indenture Trustee shall authenticate Definitive Notes of such Class and shall recognize the registered holders of such Definitive Notes as Noteholders under this Indenture. Neither the Issuer nor the Indenture Trustee shall be liable for any delay in delivery of such instructions, and the Issuer and the Indenture Trustee may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes of such Series, all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency or Foreign Clearing Agency shall be deemed to be imposed upon and performed by the Indenture Trustee, to the extent applicable with respect to such Definitive Notes, and the Indenture Trustee shall recognize the registered Holders of such Definitive Notes of such Series or Class as Noteholders of such Series or Class hereunder. Definitive Notes will be transferable and exchangeable at the offices of the Note Registrar.

                  Section 2.14. GLOBAL NOTE.

                  If specified in the related Indenture Supplement for any Series or Class, the Notes for such Series or Class will initially be issued in the form of a single temporary global Note (the "GLOBAL NOTE") in bearer form, without interest coupons, in the denomination of the entire aggregate principal amount of such Series or Class and substantially in the form set forth in the exhibit with respect thereto attached to the related Indenture Supplement. The Global Note will be executed by the Issuer and authenticated by the Indenture Trustee at the written direction of the Issuer upon the same conditions, in substantially the same manner and with the same effect as the Definitive Notes. The Global Note may be exchanged for Bearer or Registered Notes in definitive form, as provided in the related Indenture Supplement. Except as otherwise specifically provided in the Indenture Supplement, any Notes that are issued in bearer form shall be issued in accordance with the requirements of Code Section 163(f)(2).

                  Section 2.15. MEETINGS OF NOTEHOLDERS.

                  To the extent and as more specifically provided by the Indenture Supplement for any Series issued in whole or in part in Bearer Notes, the Indenture Trustee may at any time call a meeting of the Noteholders of such Series, for the purpose of approving a modification of or amendment to, or obtaining a waiver of, any covenant or condition set forth in this Indenture for such Series or in the Notes of such Series, subject to ARTICLE IX.

                  Section 2.16. RELEASE OF COLLATERAL.

                  Subject to SECTION 11.01, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Order accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA ss.ss.314(c) and 314 (d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

                                  ARTICLE III

                     REPRESENTATIONS AND COVENANTS OF ISSUER

                  Section 3.01. PAYMENT OF PRINCIPAL AND INTEREST.

                  (a) The Issuer will duly and punctually pay principal (and premium, if any) and, if such Note is an Interest-bearing Note, interest, in each case in accordance with the terms of the Notes as specified in the relevant Indenture Supplement.

                  (b) The Noteholders of a Series as of the Record Date in respect of a Payment Date shall be entitled to the interest (if any) accrued and payable and principal (and premium, if any) payable on such Payment Date as specified in the related Indenture Supplement. All payment obligations under a Note are discharged to the extent such payments are made to the Noteholder of record.

                  Section 3.02. MAINTENANCE OF OFFICE OR AGENCY.

                  The Issuer will maintain an office or agency within the Borough of Manhattan, City of New York where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee located at its Corporate Trust Office to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee, the Servicer and the Noteholders of any change in the location of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee at its Corporate Trust Office as its agent to receive all such presentations, surrenders, notices and demands.

                  Section 3.03. MONEY FOR NOTE PAYMENTS TO BE HELD IN TRUST.

                  As specified in SECTION 8.02 and in the related Indenture Supplement, all payments of amounts due and payable on the Notes which are to be made from amounts withdrawn from the Collection Account, any Series Account or the Special Funding Account shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Collection Account, any Series Account or the Special Funding Account shall be paid over to or at the direction of the Issuer except as provided in this Indenture or in the related Indenture Supplement.

                  Whenever the Issuer shall have a Paying Agent in addition to the Indenture Trustee, it will, on or before the Business Day next preceding each Payment Date, direct in writing the Indenture Trustee to deposit with such Paying Agent on or before such Payment Date an aggregate sum sufficient to pay the amounts then becoming due, such sum to be (i) held in trust for the benefit of Persons entitled thereto and (ii) invested, pursuant to an Issuer Order or at the written direction of the Servicer, as applicable, by the Paying Agent in a specific Eligible Investment in accordance with the terms of the related Indenture Supplement. For all investments made by a Paying Agent under this
SECTION 3.03, such Paying Agent shall be entitled to all of the rights and obligations of the Indenture Trustee under the related Indenture Supplement, such rights and obligations being incorporated in this paragraph by this reference.

                  The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Issuer and the Indenture Trustee an instrument in which such Paying Agent shall agree with the Issuer (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this SECTION 3.03, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Subject to applicable laws with respect to escheat of funds, and after such notice required with respect to Notes not surrendered for cancellation pursuant to SECTION 10.02(B) is given, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust, and the Indenture Trustee or such Paying Agent, as the case may be, shall give prompt notice of such occurrence to the Issuer and shall release such money to the Issuer on Issuer Order; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer (and then only to the extent of the amounts so paid to the Issuer) for payment thereof, and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; PROVIDED, HOWEVER, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty
(30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The cost of any such notice or publication shall be paid out of funds in the Collection Account or any Series Account held for the benefit of the Noteholders. The Indenture Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

                  Section 3.04. EXISTENCE.

                  The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Nevada (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Trust Estate and each other related instrument or agreement included in the Trust Estate.

                  Section 3.05. PROTECTION OF TRUST.

                  The Issuer will from time to time take all actions necessary, including without limitation preparing, or causing to be prepared, executing and delivering all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (a) Grant more effectively all or any portion of the Trust Estate as security for the Notes;

                  (b) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or to carry out more effectively the purposes hereof;

                  (c) perfect, publish notice of, or protect the validity of any Grant made or to be made by this Indenture; or

                  (d) preserve and defend title to the Trust Estate and the rights therein of the Indenture Trustee and the Noteholders and Series Enhancers (if any) secured thereby against the claims of all Persons and parties.

                  The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this SECTION 3.05.

                  The Issuer shall pay or cause to be paid any taxes levied on all or any part of the Trust Estate securing the Notes.

                  Section 3.06. OPINIONS AS TO TRUST ESTATE.

                  (a) On each Series Issuance Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel (with a copy to each Rating Agency, as applicable) either stating that, in the opinion of such counsel, such action has been taken to perfect the lien and security interest of this Indenture, including without limitation with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are so necessary and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to maintain the perfection of such lien and security interest.

                  (b) On or before August 31 in each calendar year, beginning in 2001, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken to perfect the lien and security interest of this Indenture, including without limitation with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is so necessary and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the perfection of the lien and security interest of this Indenture until August 31 in the following calendar year.

                  Section 3.07. PERFORMANCE OF OBLIGATIONS; SERVICING OF PAYMENT OBLIGATIONS.

                  (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Transfer and Servicing Agreement or such other instrument or agreement.

                  (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Administrator to assist the Issuer in performing its duties under this Indenture.

                  (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Transaction Documents and in the instruments and agreements relating to the Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Transfer and Servicing Agreement in accordance with and within the time periods provided for herein and therein.

                  (d) If the Issuer shall have knowledge of the occurrence of a Servicer Default under the Transfer and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof, and shall specify in such notice the action, if any, being taken with respect to such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Transfer and Servicing Agreement with respect to the Trust Estate, the Issuer shall take all reasonable steps available to it to remedy such failure.

                  (e) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee and satisfaction of the Rating Agency Condition, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Transaction Document (except to the extent otherwise provided in the Transaction Documents), or waive timely performance or observance by the Servicer or a Seller under the Transfer and Servicing Agreement or a Receivables Purchase Agreement; and (ii) that any such amendment shall not (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders, except as provided in the Transfer and Servicing Agreement, or (B) reduce the percentage of the Holders of the principal amount of Outstanding Notes that, by the terms of the Transaction Documents, is required to consent to any such amendment, without the consent of the Holders of all the Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee and such Noteholders, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

                  (f) The Issuer shall deliver any Account Schedule (as defined in the Transfer and Servicing Agreement) received by it pursuant to the Transfer and Servicing Agreement to the Indenture Trustee.

                  Section 3.08. NEGATIVE COVENANTS.

                  So long as any Notes are outstanding, the Issuer shall not:

                  (a) sell, transfer, exchange, pledge or otherwise dispose of any part of the Trust Estate except as expressly permitted by the Indenture, the Receivables Purchase Agreements, the Trust Agreement or the Transfer and Servicing Agreement;

                  (b) claim any credit on, or make any deduction from, the principal and interest payable in respect of the Notes (other than amounts properly withheld from payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of any taxes levied or assessed upon any part of the Trust Estate;

                  (c) incur, assume or guarantee any direct or contingent indebtedness other than as contemplated by the Transaction Documents;

                  (d) (1) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (2) permit any Lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (3) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate (other than with respect to a tax, mechanics' or similar liens); or

                  (e) voluntarily dissolve or liquidate in whole or in part.

                  Section 3.09. STATEMENTS AS TO COMPLIANCE

                  The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing within 120 days after the end of the fiscal year 2001), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                    (a) a review of the activities of the Issuer during the 12-month period ending at the end of such fiscal year (or in the case of the fiscal year ending December 31, 2001, the period from the Closing Date to December 31, 2001) and of performance under this Indenture has been made under such Authorized Officer's supervision; and

                    (b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

                  Section 3.10. ISSUER MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

                  The Issuer shall not consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                    (a) the Person (if other than the Issuer) formed by or surviving such consolidation or merger or that acquires by conveyance or transfer the properties and assets of the Issuer substantially as an entirety
  (1) shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and (2) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in a form satisfactory to the Indenture Trustee the due and punctual payment of the principal of and interest on all Notes and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed all as provided herein;

                    (b) immediately after giving effect to such transaction, no Default or Early Redemption Event shall have occurred and be continuing;

                    (c) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that (1) such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this SECTION 3.10, (2) all conditions precedent herein provided for relating to such transaction have been complied with (including any filing or other action required by the Exchange Act), and (3) such supplemental indenture is duly authorized, executed and delivered and is valid, binding and enforceable against such Person;

                    (d) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                    (e) the Issuer shall have received a Tax Opinion dated the date of such consolidation, merger or transfer (and shall have delivered copies thereof to the Indenture Trustee); and

                    (f) any action that is necessary to maintain the perfection of the lien and security interest created by this Indenture shall have been taken.

                    Except as specifically provided for in the Transaction Documents, the Issuer shall not convey or transfer its properties or assets substantially as an entirety, including those included in the Trust Estate, to any Person, unless:

                    (a) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer or which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state (including the District of Columbia), (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein,
(C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                  (b) immediately after giving effect to such transaction, no Default or Early Redemption Event shall have occurred and be continuing;

                  (c) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (d) the Issuer shall have received a Tax Opinion dated the date of such conveyance or transfer (and shall have delivered copies thereof to the Indenture Trustee);

                  (e) any action that is necessary to maintain the perfection of the lien and security interest created by this Indenture shall have been taken; and

                  (f) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing or other action required by the Exchange Act).

                  Section 3.11. SUCCESSOR SUBSTITUTED.

                  (a) Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance herewith, the Person formed by or surviving such consolidation or merger (if other than the Issuer) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

                  (b) In the event of any such conveyance or transfer, the Person named as the Issuer in the first paragraph of this Indenture or any successor which shall theretofore have become such in the manner prescribed in this Section shall be released from its obligations under this Indenture as issued immediately upon the effectiveness of such conveyance or transfer, provided that the Issuer shall not be released from any obligations or liabilities to the Indenture Trustee or the Noteholders arising prior to such effectiveness.

                   Section 3.12. NO OTHER BUSINESS.

                   The Issuer shall not engage in any business other than the purpose and powers set forth in SECTION 2.03 of the Trust Agreement and all activities incidental thereto.

                  Section 3.13. NO BORROWING.

                  The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except as contemplated by the Transaction Documents and the Notes.

                  Section 3.14. GUARANTEES, LOANS, ADVANCES AND OTHER
LIABILITIES.

                  Except as contemplated by the Trust Agreement, the Administration Agreement, the Transfer and Servicing Agreement or this Indenture or any Indenture Supplement, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

                  Section 3.15. REMOVAL OF ADMINISTRATOR.

                  So long as any Notes are outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

                  Section 3.16. TAX TREATMENT.

                  Unless otherwise specified in the applicable Indenture Supplement with respect to a particular Series, the Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income and franchise tax purposes, (i) the Notes will qualify as indebtedness secured by the Receivables and (ii) the Issuer shall not be treated as an association or publicly traded partnership taxable as a corporation. The Issuer, by entering into this Agreement, and each Noteholder, by the acceptance of any such Note (and each beneficial owner of a Note, by it's acceptance of an interest in the applicable Note), agree to treat such Notes for federal, state and local income and franchise tax purposes as indebtedness of the Issuer. Each Holder of such Note agrees that it will cause any beneficial owner of such Note acquiring an interest in a Note through it to comply with this Agreement as to treatment of indebtedness under applicable tax law, as described in this SECTION
3.16. The parties hereto agree that they shall not cause or permit the making, as applicable, of any election under Treasury Regulation Section 301.7701-3 whereby the Issuer or any portion thereof would be treated as a corporation for federal income tax purposes and, except as required by SECTION 6.14 of this Indenture, shall not file tax returns or obtain any federal employer identification number for the Issuer, but shall treat the Issuer as a security device or disregarded entity for federal income tax purposes. The provisions of this Indenture shall be construed in furtherance of the foregoing intended tax treatment.

                  Section 3.17. NOTICE OF EVENTS OF DEFAULT.

                  The Issuer agrees to give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and, immediately after obtaining knowledge of any of the following occurrences, written notice of each default on the part of the Servicer or the

Transferor of its obligations under the Transfer and Servicing Agreement and each default on the part of a Seller of its obligations under the Receivables Purchase Agreements.

                  Section 3.18. FURTHER INSTRUMENTS AND ACTS.

                  Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

                  Section 4.01. SATISFACTION AND DISCHARGE OF THIS INDENTURE.

                  This Indenture shall cease to be of further effect with respect to the Notes except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) the rights of Noteholders to receive payments of principal thereof and interest thereon, (d) SECTIONS 3.03, 3.08, 3.09, 3.11, 3.12 and 11.17, (e) the rights and immunities of the Indenture Trustee hereunder, including the rights of the Indenture Trustee under SECTION 6.07, and the obligations of the Indenture Trustee under SECTION 4.02, and (f) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee and payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes when

                  (i) either:

                           (A) all Notes theretofore authenticated and delivered
                  (other than (1) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in
                  SECTION 2.06, and (2) Notes for whose full payment money has theretofore been deposited in trust or segregated and held in trust by the Indenture Trustee and thereafter repaid to the Issuer or discharged from such trust, as provided in SECTION 3.03) have been delivered to the Indenture Trustee for cancellation; or

                           (B) all Notes not theretofore delivered to the
                  Indenture Trustee for cancellation:

                                    (I)     have become due and payable;

                                    (II)    will become due and payable in full
                                            at the Stated Maturity Date for such
                                            Notes; or

                                    (III)   are to be called for redemption
                                            within one year under arrangements
                                            satisfactory to the Indenture
                                            Trustee for the giving of notice of
                                            redemption by the Indenture Trustee
                                            in the name, and at the expense, of
                                            the Issuer;

                  and the Issuer, in the case of (I), (II) or (III) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due at the Expected Principal Payment Date or later Payment Date, at the Stated Maturity Date for such Class or Series of Notes or the Redemption Date (if Notes shall have been called for redemption pursuant to the applicable Indenture Supplement), as the case may be;

                  (ii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                  (iii) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of SECTION 11.01(A) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Section 4.02. APPLICATION OF TRUST MONEY.

                  All monies deposited with the Indenture Trustee pursuant to
SECTION 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes, this Indenture and the applicable Indenture Supplement, to make payments, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Noteholders and for the payment in respect of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or in the Transfer and Servicing Agreement or required by law.

                                   ARTICLE V

                              DEFAULTS AND REMEDIES

                  Section 5.01. EARLY REDEMPTION EVENTS.

                  An "EARLY REDEMPTION EVENT" with respect to any Outstanding Note of any Series or Class means any Early Redemption Event specified in the related Indenture Supplement or any one of the following events:

                  (a) an Insolvency Event relating to the Transferor or an Account Owner shall have occurred; or

                  (b) The Issuer shall have become subject to regulation by the Commission as an "investment company" under the Investment Company Act of 1940, as amended.

                  The occurrence of either of the events described in (a) and
(b) above will cause an Early Redemption Event (or if so provided in the Indenture Supplement for a Series, a Reinvestment Event) for every Series outstanding. Upon the occurrence of any Early Redemption Event, a Redemption Period shall commence and payment on the Notes of each Series will be made in accordance with the terms of the related Indenture Supplement.

                  Section 5.02. EVENTS OF DEFAULT.

                  An "EVENT OF DEFAULT" with respect to any Outstanding Note of any Series means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of principal of any Note of that Series when the same becomes due and payable; or

                  (b) default in the payment of any interest on any Note of that Series when the same becomes due and payable and such default shall continue for a period of thirty-five (35) days; or

                  (c) default in the performance or observance of any covenant or agreement of the Issuer made in this Indenture in respect of the Notes of that Series (other than a covenant or agreement, a default in the performance or observance of which is elsewhere in this Section specifically dealt with) (all of such covenants and agreements in this Indenture which are not expressly stated to be for the benefit of a particular Series shall be considered to be for the benefit of the Notes of all Series), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, which default has a material adverse effect on the interests of the Noteholders of that Series (or all Series, as applicable) and continues unremedied for sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied (a "NOTICE OF DEFAULT"), shall have been given, by registered or certified mail, return receipt requested (i) to the Issuer by the Indenture Trustee or any Series Enhancer, or (ii) to the Issuer and the Indenture Trustee by Noteholders of any outstanding Series holding Notes evidencing not less than fifty (50) percent of the outstanding principal amount for such Series (or all Series, as applicable); or

                  (d) the commencement of an action seeking a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the appointment of a receiver, conservator, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Issuer, or the winding-up or liquidation of the Issuer's affairs, and such decree, order, appointment or other relief shall have been entered or granted or such action shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

                  (e) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the commencement of an action seeking the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment of or the taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator or similar official of the Issuer, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay, or admit in writing its inability to pay, its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

                  The Issuer shall deliver to the Indenture Trustee, within five
(5) days after the occurrence of any Default, written notice in the form of an Officer's Certificate of such Default, its status and what action the Issuer is taking or proposes to take with respect thereto.

                  Section 5.03. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

                  (a) If an Event of Default described in paragraph (a), (b) or
(c) of SECTION 5.02 should occur and be continuing for a Series, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the outstanding principal amount of that Series may declare all the Notes of that Series to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if declared by Noteholders), and upon any such declaration the unpaid principal amount of the Notes, together with accrued or accreted and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

                  (b) If an Event of Default described in paragraph (d) or (e) of SECTION 5.02 should occur and be continuing, then the unpaid principal of the Notes, together with the accrued or accreted and unpaid interest thereon through the date of acceleration, shall automatically become, and shall be considered to be declared, due and payable.

                  (c) At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this ARTICLE V provided, the Holders of Notes representing not less than a majority of the outstanding principal amount of the Notes of such Series, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                   (i) the Issuer has paid or deposited with the Indenture
              Trustee a sum sufficient to pay:

                           (A) all payments of principal of and interest on the
                  Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and

                           (B) all sums paid or advanced by the Indenture
                  Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and outside counsel; and

                    (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in SECTION 5.14.

                  No such rescission shall affect any subsequent default or impair any right consequent to it.

                  Section 5.04. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE.

                 (a) The Issuer covenants that if (1) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of thirty-five (35) days following the date on which it became due and payable or (2) default is made in the payment of principal of any Note, if and to the extent not previously paid when the same becomes due and payable, the Issuer will, upon demand of the Indenture Trustee, immediately pay to the Indenture Trustee for the benefit of the Noteholders the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal and, to the extent that payments of such interest shall be legally enforceable, upon overdue installments of interest at the applicable Interest Rate and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and outside counsel.

                 (b) If the Issuer fails to pay such amounts forthwith upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the Trust Estate or the property of another obligor on the Notes, wherever situated, the monies adjudged or decreed to be payable in the manner provided by law.

                 (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, in its discretion and subject to the provisions of
SECTION 5.03, SECTION 5.05, SECTION 5.13 and SECTION 6.01, proceed to protect and enforce its rights and the rights of the Noteholders of the affected Series (or all Series, as applicable) under this Indenture by such appropriate Proceedings as the Indenture Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

                 (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes of the affected Series or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, now or hereafter in effect or in case a receiver, conservator, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator, custodian or other similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or the creditors or property of the Issuer or such other obligor or Person, the Indenture Trustee, regardless whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and regardless whether the Indenture Trustee shall have made any demand pursuant to the provisions of this SECTION 5.04, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

          (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes of such Series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders of such Series, allowed in any Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor,

          (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders of such Series, in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency Proceedings or a Person performing similar functions in comparable Proceedings, and

          (iii) to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Noteholders of such Series and of the Indenture Trustee on their behalf and to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of the Notes of such Series, allowed in any judicial Proceedings relative to the Issuer;

and any trustee, receiver or liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

                 (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to OR vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                 (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the benefit of the Holders of the Notes of the affected Series as provided herein.

                 (g) In any Proceedings brought by the Indenture Trustee (except with respect to any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders of the affected Series, and it shall not be necessary to make any such Noteholder party to any such Proceedings.

                 Section 5.05. REMEDIES; PRIORITIES.

                 (a) If an Event of Default shall have occurred and be continuing for any Series, and the Notes of such Series have been accelerated under SECTION 5.03, the Indenture Trustee shall (subject to SECTIONS 5.06 and 11.17), do one or more of the following:

               (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes of the affected Series or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer the portion of the Trust Estate allocated to such Series and from any other obligor upon such Notes monies adjudged due;

               (ii) sell all or a portion of the Issuer's interest in the
                    Principal Receivables, in an amount not to exceed the Allocation Amount for the accelerated Series, and the related Finance Charge Receivables, as shall constitute a part of the Trust Estate (or rights of interest therein), at one or more public or private sales called and conducted in any manner permitted by law; and

              (iii) subject to the last paragraph of this SECTION 5.05(a), take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Noteholders of the accelerated Series hereunder;

PROVIDED, HOWEVER, that the Indenture Trustee may not exercise the remedy in subparagraph (ii) above unless (A) the Holders of 100% of the outstanding principal amount of the Notes of the accelerated Series consent thereto, (B) the Indenture Trustee determines that the proceeds of such sale distributable to the Noteholders of the affected Series are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) the Indenture Trustee determines that the Trust Estate may not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Holders of not less than 66 2/3% of the outstanding principal amount of the Notes of each Class of such affected Series. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

                   The remedies provided in this SECTION 5.05(a) are the exclusive remedies provided to the Noteholders for an Event of Default, and each of the Noteholders (by their acceptance of their respective interest in the Notes) and the Indenture Trustee hereby expressly waive any other remedy that may be available under the applicable UCC.

                 (b) If the Indenture Trustee collects any money or property for a Series pursuant to this ARTICLE V following the acceleration of the maturities of the Notes for such Series pursuant to SECTION 5.03 (so long as such declaration shall not have been rescinded or annulled), it shall pay out the money or property in the following order:

                  FIRST:  to the Indenture Trustee for amounts due pursuant to
         SECTION 6.07;

                  SECOND: to Holders of Notes of such Series for amounts due and unpaid on such Notes for interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind except for preferences or priorities specified in and in accordance with the related Indenture Supplement, according to the amounts due and payable on such Notes for interest according to the terms of the related Indenture Supplement;

                  THIRD: to Holders of Notes of such Series for amounts due and unpaid on such Notes for principal, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind except for preferences or priorities specified in and in accordance with the related Indenture Supplement, according to the amounts due and payable on such Notes for principal according to the terms of the related Indenture Supplement;

                  FOURTH: to any Series Enhancer for such Series for amounts due and unpaid to such Series Enhancer under the Series Enhancement, in respect of which or for the benefit of which such money has been collected, according to the terms of the Series Enhancement; and

                  FIFTH: to the Issuer for distribution pursuant to the Trust Agreement.

                 (c) In addition to the application of money or property referred to in SECTION 5.05(b) for an accelerated Series, amounts then held in the Collection Account, Special Funding Account or Series Accounts for such Series and any amounts available under the Series Enhancement for such Series shall be used to make payments to the Holders of the Notes of such Series and the Series Enhancer for such Series in accordance with the terms of this Indenture, the related Indenture Supplement and the Series Enhancement for such Series. Following the sale of the Trust Estate (or portion thereof) for a Series and the application of the proceeds of such sale to such Series and the application of the amounts then held in the Collection Account, the Special Funding Account and any Series Accounts for such Series as are allocated to such Series and any amounts available under the Series Enhancement for such Series, such Series shall no longer be entitled to any allocation of Collections or other property constituting the Trust Estate under this Indenture and the Notes of such Series shall no longer be Outstanding.

                 (d) The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least fifteen
(15) days before such record date, the Indenture Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

                  Section 5.06. OPTIONAL PRESERVATION OF THE TRUST ESTATE.

                  If the Notes of any Series have been declared to be due and payable under SECTION 5.03 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, and the Indenture Trustee has not received directions from the Noteholders under SECTION 5.13, the Indenture Trustee may, but need not, elect to maintain possession of the portion of the Trust Estate allocated to such Notes. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate allocated to such Notes. In determining whether to maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

                  Section 5.07. INDENTURE TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES.

                  All rights of action and claims under the Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Indenture Trustee shall be brought in its own name as Indenture Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Noteholders and any other parties entitled thereto pursuant to the applicable Indenture Supplement in respect of which such judgment has been obtained.

                  Section 5.08. LIMITATION ON SUITS.

                  No Noteholder shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) the Holders of not less than 25% of the aggregate outstanding principal amount of all Series (or, with respect to any such action, suit or proceeding that does not relate to all Series, Holders of not less than 25% of the aggregate outstanding principal amount of all Series to which such action or proceeding relates) have made written request to the Indenture Trustee to institute such proceeding in its own name as Indenture Trustee;

                  (b) such Noteholder or Noteholders has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (c) such Noteholder or Noteholders has offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

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

                  (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty-day period by the Holders of a majority of the outstanding principal amount of the Notes of such Series (or all Series, as applicable);

it being understood and intended that no one or more Noteholders of the affected Series shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Noteholders except as may otherwise be specified in any applicable Indenture Supplement.

                   In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two (2) or more groups of Noteholders of the affected Series or of all Series, as the case maybe, each representing less than a majority of the outstanding principal amount of Notes under such Series, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

                   Section 5.09. UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

                  Notwithstanding any other provision in this Indenture, each Noteholder shall have the right which is absolute and unconditional to receive payment of the principal (and premium, if any) of and interest in respect of such Note as such principal and interest becomes due and payable and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

                  Section 5.10. RESTORATION OF RIGHTS AND REMEDIES.

                  If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned, or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

                  Section 5.11. RIGHTS AND REMEDIES CUMULATIVE.

                  Except as provided in SECTION 5.05, no right, remedy, power or privilege herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right, remedy, power or privilege, and every right, remedy, power or privilege shall, to the extent permitted by law, be cumulative. The assertion or exercise of any right or remedy shall not preclude any other further assertion or the exercise of any other appropriate right or remedy.

                  Section 5.12. DELAY OR OMISSION NOT WAIVER.

                  No failure to exercise and no delay in exercising, on the part of the Indenture Trustee or of any Noteholder or other Person, any right or remedy occurring hereunder upon any

Event of Default shall impair any such right or remedy or constitute a waiver thereof of any such Event of Default or an acquiescence therein. Every right and remedy given by this ARTICLE V may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

                  Section 5.13. CONTROL BY NOTEHOLDERS.

                  The Holders of a majority of the outstanding principal amount of the Notes of any Series, if an Event of Default has occurred and is continuing for such Series, shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes of such Series or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes of such Series; PROVIDED, HOWEVER, that, subject to SECTION 6.01 and SECTION 6.03(d):

                 (a) the Indenture Trustee shall have the right to decline any such direction if the Indenture Trustee, after being advised by counsel, determines that the action so directed is in conflict with any rule of law or with this Indenture; and

                 (b) the Indenture Trustee shall have the right to decline any such direction if the Indenture Trustee in good faith shall, by a Responsible Officer of the Indenture Trustee, determine that the Proceedings so directed would be illegal or involve the Indenture Trustee in personal liability or be unjustly prejudicial to the Noteholders not parties to such direction.

                  Section 5.14. WAIVER OF PAST DEFAULTS.

                  Prior to the declaration of the acceleration of the maturity of the Notes of a Series as provided in SECTION 5.03, the Holders of a majority of the outstanding principal amount of the Notes of such Series may, on behalf of all such Noteholders, waive in writing any past default with respect to the Notes of such Series and its consequences (including an Event of Default), except a default:

                  (a) in the payment of the principal (or premium, if any) or interest in respect of any Note of such Series, or

                  (b) in respect of a covenant or provision hereof that under
SECTION 9.02 hereof cannot be modified or amended without the consent of the Noteholder of each Outstanding Note of such Series affected.

                  Upon any such written waiver, such default, and any Event of Default arising therefrom, shall cease to exist and shall be deemed to have been cured for every purpose of this Indenture; PROVIDED that no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                  Section 5.15. UNDERTAKING FOR COSTS.

                  All parties to this Indenture agree, and each Noteholder by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; PROVIDED that the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders (in compliance with SECTION 5.08), in each case holding in the aggregate more than 10% of the principal balance of the outstanding Notes of a Series, or (c) any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the date on which any of such amounts was due pursuant to the terms of such Note or the applicable Indenture Supplement (or, in the case of redemption, on or after the applicable Redemption Date).

                  Section 5.16. WAIVER OF STAY OR EXTENSION LAWS.

                  The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may adversely affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  Section 5.17. ACTION ON NOTES.

                  The Indenture Trustee's right to seek and recover judgment on the Notes or under the Indenture shall not be affected by the seeking or obtaining of or application for any other relief under or with respect to the Indenture. Neither the lien of the Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Subject to SECTION 5.05, any money or property collected by the Indenture Trustee shall be applied as specified in the applicable Indenture Supplement.

                   Section 5.18. SALE OF RECEIVABLES.

                  (a) The method, manner, time, place and terms of any sale of Receivables (or interests therein) pursuant to SECTION 5.05(a)(ii) shall be commercially reasonable. The Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any sale.

                  (b) The Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer in connection with any sale of Receivables pursuant to SECTION 5.05(a)(ii). No purchaser or transferee at any such sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

                  (c) In its exercise of the foreclosure remedy pursuant to
SECTION 5.05(a)(ii), the Indenture Trustee shall solicit bids from Permitted Assignees for the sale of Principal Receivables, in an amount equal to the Allocation Amount of the accelerated Series of Notes at the time of sale, and the related Finance Charge Receivables, as shall constitute a part of the Trust Estate. The Transferor or any of its affiliates who are Permitted Assignees (other than CompuCredit) shall be entitled to participate in, and to receive from the Indenture Trustee a copy of each other bid submitted in connection with, such bidding process; provided that (a) at least one participant other than the Transferor and any of its affiliates must submit a bona fide offer, and
(b) the Transferor and any of its affiliates are prohibited from bidding an amount which exceeds fair value for the transferred assets. The Indenture Trustee shall sell such Receivables (or interests therein) to the bidder with the highest cash purchase offer. The proceeds of any such sale shall be applied in accordance with SECTION 5.05(b).

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

                  Section 6.01. DUTIES OF THE INDENTURE TRUSTEE.

                 (a) If an Event of Default with respect to a Series of Notes has occurred (which has not been cured or waived) and a Responsible Officer of the Indenture Trustee shall have actual knowledge or written notice of such Event of Default, the Indenture Trustee shall, prior to the receipt of directions, if any, from the Holders of not less than 50% of the outstanding principal amount of such Series, exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                 (b) Except during the continuance of an Event of Default:
(i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied duties or covenants by the Indenture Trustee shall be read into this Indenture; and (ii) in the absence of bad faith or negligence on its part the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; PROVIDED, HOWEVER, that the Indenture Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee which are specifically required to be furnished pursuant to any provision of this Indenture, shall examine them to determine whether they substantially conform to the requirements of this Indenture or any Indenture Supplement. The Indenture Trustee shall give prompt written notice to the Servicer, the Issuer and each Rating Agency of any material lack of conformity of any such instrument to the applicable requirements of this Indenture discovered by the Indenture Trustee which would entitle the Holders of a specified percentage of the outstanding principal amount of the Notes of a Series or Class to take any action pursuant to this Indenture or any Indenture Supplement.

                 (c) In case an Early Redemption Event or Reinvestment Event with respect to a Series of Notes has occurred and is continuing and a Responsible Officer shall have actual knowledge or written notice of such Early Redemption Event or Reinvestment Event, the Indenture Trustee shall, prior to the receipt of directions, if any, from the Holders of not less than

50% of the outstanding principal amount of such Series, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                 (d) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct; PROVIDED, HOWEVER, that:

                  (i) this paragraph (d) shall not be construed to limit the effect of paragraph (a) of this SECTION 6.01;

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proven that the Indenture Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Indenture Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Indenture and/or the direction of the Holders of a majority of the outstanding principal amount of all Series of Notes Outstanding (or, with respect to any such action that does not relate to all Series, the Holders of a majority of the aggregate outstanding principal amount of all Series of Notes Outstanding to which such action relates) relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or for exercising any trust or power conferred upon the Indenture Trustee, under this Indenture;

                  (iv) subject to the provisions of the TIA and paragraphs (a) and (b) of this SECTION 6.01, the Indenture Trustee shall not be required to take notice of or be deemed to have notice or knowledge of any Event of Default, Early Redemption Event, Reinvestment Event or any other default unless a Responsible Officer of the Indenture Trustee has actual knowledge or shall have received written notice thereof. In the absence of receipt of such notice, the Indenture Trustee may conclusively assume that there is no default; and

                  (v) subject to the provisions of the TIA and paragraphs (a) and (b) of this SECTION 6.01, the Indenture Trustee shall have no duty
         (A) to see any recording, filing or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see any insurance or
         (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate other than from funds available in the Collection Account.

                 (e) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or


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

liability is not reasonably assured to it, and none of the provisions contained in this Indenture shall in any event require the Indenture Trustee to perform, or be responsible for the manner of performance of, any obligations of the Servicer under the Transfer and Servicing Agreement except during such time, if any, as the Indenture Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of Article VII of the Transfer and Servicing Agreement.

                 (f) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to subsections (a), (b), (c), (d) and (e) of this SECTION 6.01.

                 (g) Except as expressly provided in this Indenture, the Indenture Trustee shall have no power to vary the Trust Estate, including, without limitation, by (i) accepting any substitute payment obligation for a Receivable initially transferred to the Issuer under the Transfer and Servicing Agreement, (ii) adding any other investment, obligation or security to the Issuer or (iii) withdrawing from the Issuer any Receivables (except as otherwise provided in the Receivables Purchase Agreements and the Transfer and Servicing Agreement).

                 (h) The Indenture Trustee shall have no responsibility or liability for investment losses on Eligible Investments (other than Eligible Investments on which the institution acting as Indenture Trustee is an obligor).

                 (i) The Indenture Trustee shall notify each Rating Agency immediately of the occurrence of any Default, Event of Default, Reinvestment Event, Early Redemption Event or potential Reinvestment Event or Early Redemption Event of which the Indenture Trustee has actual knowledge.

                 (j) In the event that the Paying Agent or the Note Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Note Registrar, as the case may be, under this Indenture, the Indenture Trustee shall be obligated promptly upon actual knowledge of a Responsible Officer thereof to perform such obligation, duty or agreement in the manner so required.

                 (k) Every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the applicable provisions of the TIA.

                 Section 6.02. NOTICE OF EARLY REDEMPTION EVENT, REINVESTMENT EVENT OR EVENT OF DEFAULT.

                  Upon the occurrence of any Early Redemption Event, Reinvestment Event or Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge or has received notice thereof, the Indenture Trustee shall transmit by mail to all Noteholders as their names and addresses appear on the Note Register and the Rating Agencies, notice of such Early Redemption Event, Reinvestment Event or Event of Default hereunder known to the Indenture Trustee within thirty (30) days after it occurs or within ten
(10) Business Days after it receives such notice or obtains actual notice, if later.


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

                 Section 6.03. CERTAIN MATTERS AFFECTING THE INDENTURE TRUSTEE.

                 Except as otherwise provided in SECTION 6.01 hereof:

                 (a) the Indenture Trustee may conclusively rely and shall fully be protected in acting or refraining from acting in accordance with any resolution, certificate, statement, instrument, Officer's Certificate, opinion, report, notice, request, direction, consent, order, bond, note, or other paper or document reasonably believed by it to be genuine and to have been signed or presented to it pursuant to this Indenture by the proper party or parties;

                 (b) except during the continuance of an Event of Default, whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence is specifically prescribed herein) may, in the absence of bad faith on its part, rely upon an Officer's Certificate of the Issuer;

                 (c) as a condition to the taking, suffering or omitting of any action by it hereunder, the Indenture Trustee may consult with counsel and the advice of such counsel or an Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance therewith;

                 (d) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture, or to honor the request or direction of any of the Noteholders pursuant to this Indenture to institute, conduct or defend any litigation hereunder in relation hereto, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; PROVIDED, HOWEVER, that nothing contained herein shall relieve the Indenture Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured or waived) to exercise such of the rights and powers vested in it by this Indenture and to use the same degree of care or skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

                 (e) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, believed by it to be genuine, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer and the Servicer, personally or by agent or attorney;

                 (f) except as provided in SECTION 6.15 hereof, the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodians or nominees appointed with due care by it hereunder;

                 (g) the Indenture Trustee shall not be liable for any actions taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon the Indenture Trustee by this Indenture;

                 (h) except as may be required by SECTION 6.01(b), the Indenture Trustee shall not be required to make any initial or periodic examination of any documents or records related to any of the Trust Estate for the purpose of establishing the presence or absence of defects, the compliance by the Issuer with its representations and warranties or for any other purpose;

                 (i) whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section;

                 (j) the Indenture Trustee shall have no liability with respect to the acts or omissions of the Servicer (except and to the extent the Indenture Trustee is the Servicer), including acts or omissions in connection with the servicing, management or administration of Receivables; calculations made by the Servicer whether or not reported to the Issuer or Indenture Trustee; and deposits into or withdrawals from any accounts or funds established pursuant to the terms of this Indenture; and

                 (k) in the event that the Indenture Trustee is also acting as Paying Agent and Note Registrar, the rights and protections afforded to the Indenture Trustee pursuant to this ARTICLE VI shall also be afforded to such Paying Agent and Note Registrar.

                 Section 6.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF
NOTES.

                 The recitals contained herein and in the Notes, except the certificate of authentication of the Indenture Trustee, shall not be taken as the statements of the Indenture Trustee, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representation as to the validity or sufficiency of the Indenture, the Notes, or any related document or as to the perfection or priority of any security interest therein. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the proceeds from the Notes.

                  Section 6.05. INDENTURE TRUSTEE MAY HOLD NOTES.

                  The Indenture Trustee, any Paying Agent, the Note Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and subject to SECTION 6.11(3),may otherwise deal with the Issuer with the same rights it would have if it were not Indenture Trustee, Paying Agent, Note Registrar or such other agent.

                  Section 6.06. MONEY HELD IN TRUST.

                  Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds held by the Indenture Trustee in trust hereunder except to the extent required herein or required by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except (i) as otherwise agreed upon in writing by the Indenture Trustee and the Issuer and (ii) with respect to Eligible Investments on which the institution acting as Indenture Trustee is an obligor.

                  Section 6.07. COMPENSATION, REIMBURSEMENT AND INDEMNIFICATION.

                 (a) The Servicer shall pay to the Indenture Trustee from time to time reasonable compensation for all services rendered by the Indenture Trustee under this Indenture (which compensation shall not be limited by any law on compensation of a trustee of an express trust). The Servicer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it (including without limitation expenses incurred in connection with notices or other communications to the Noteholders), disbursements and advances incurred or made by the Indenture Trustee in accordance with any of the provisions of this Indenture (including any expenses incurred pursuant to SECTION 5.05 and SECTION 5.06) , any of the Transaction Documents or any Series Enhancement. Such expenses shall include the reasonable fees and out-of-pocket expenses, disbursements and advances of the Indenture Trustee's agents, any co-trustee, counsel, accountants and experts, except any such expense, disbursement or advance as may arise from its negligence or bad faith and except as concerning fees of the Servicer if and at such time as the Indenture Trustee is acting as the Successor Servicer in accordance with the terms of the Transfer and Servicing Agreement. The Servicer shall indemnify the Indenture Trustee against any and all loss, liability or expense (including the reasonable fees of either in-house counsel or outside counsel, but not both) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer or the Servicer of its obligations hereunder unless such loss, liability or expense could have been avoided with such prompt notification and then only to the extent of such loss, expense or liability which could have been so avoided. The Servicer shall defend any claim against the Indenture Trustee; PROVIDED, HOWEVER, the Indenture Trustee may have separate counsel and, if it does, the Servicer shall pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

                 (b) The Servicer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture; provisions of this Section regarding the reimbursement and indemnification of the Indenture Trustee shall survive the resignation and removal of the Indenture Trustee and the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in SECTION 5.02(d) or (e) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

                 (c) Notwithstanding anything herein to the contrary, the Indenture Trustee's right to enforce any of the Servicer's payment obligations pursuant to this SECTION 6.07 shall be subject to the provisions of SECTION 11.17.

                 Section 6.08. REPLACEMENT OF INDENTURE TRUSTEE.

                 (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this
SECTION 6.08. The Indenture Trustee may resign at any time by giving thirty (30) days prior written notice to the Issuer. The Holders of a majority of the outstanding principal amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

               (i) the Indenture Trustee fails to comply with SECTION 6.11;

               (ii) the Indenture Trustee shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Indenture Trustee or all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Indenture Trustee; or the Indenture Trustee shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

               (iii) the Indenture Trustee otherwise becomes incapable of acting.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee, which successor shall be reasonably satisfactory to the Servicer.

                 (b) Any resignation or removal of the Indenture Trustee and appointment of successor indenture trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor indenture trustee as provided in this SECTION 6.08(b).

                 (i) Any successor indenture trustee appointed as provided herein shall execute, acknowledge and deliver to the Issuer, to the Servicer and to its predecessor indenture trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor indenture trustee shall become effective and such successor indenture trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Indenture Trustee herein. The predecessor indenture trustee shall deliver to the successor indenture trustee all documents or copies thereof and statements held by it hereunder; and the Issuer and the predecessor indenture trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor indenture trustee all such rights, powers, duties and obligations.

                 (ii) No successor indenture trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor indenture trustee shall be eligible under the provisions of
          SECTION 6.11.


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

                 (iii) Notwithstanding any other provisions herein, the appointment of a successor indenture trustee shall not be effective unless the Rating Agency Condition shall have been satisfied.

                 (iv) Upon acceptance of appointment by a successor indenture trustee as provided in this Section, such successor indenture trustee shall provide notice of such succession hereunder to all Noteholders and the Servicer shall provide such notice to each Rating Agency and each Series Enhancer.

                 (c) If a successor Indenture Trustee does not take office within thirty (30) days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority of the outstanding principal amount of the Outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                 (d) If the Indenture Trustee ceases to be eligible in accordance with SECTION 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

                 (e) Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under SECTION 6.07 shall continue for the benefit of the retiring Indenture Trustee. No Indenture Trustee under this Indenture shall be personally liable for any action or omission of any successor indenture trustee.

                  Section 6.09. SUCCESSOR INDENTURE TRUSTEE BY MERGER.

                  If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Indenture Trustee; PROVIDED that such corporation or banking association shall be otherwise qualified and eligible under SECTION 6.11.

                   In case at the time such successor or successors by merger, conversion, consolidation or transfer to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor indenture trustee and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere provided in the Notes or in this Indenture that the certificate of the Indenture Trustee shall have.

                   Section 6.10. APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE.

                   (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under SECTION 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under SECTION 6.08 hereof.

                   (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                           (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                           (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                           (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                   (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this ARTICLE VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

                   (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 6.11. ELIGIBILITY; DISQUALIFICATION.

                  The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and its long-term unsecured debt, shall be rated at least Baa3 by Moody's and at least BBB- by Standard & Poor's. The Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9); PROVIDED, HOWEVER, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA
Section 310(b)(1) are met. The Indenture Trustee (1) shall meet the requirements of Section 26(a)(1) of the Investment Company Act, (2) shall not be an Affiliate of the Issuer, the Transferor, the Servicer, any Seller or the Administrator and
(3) shall not offer or provide credit or credit enhancement to the Issuer. In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, the Indenture Trustee shall resign immediately in the manner and with the effect specified in SECTION 6.08.

                  Section 6.12. REPRESENTATIONS AND WARRANTIES OF THE INDENTURE TRUSTEE.

                  The Indenture Trustee represents and warrants that:

                           (i) the Indenture Trustee is duly organized and validly existing under the laws of the jurisdiction of its organization;

                           (ii) the Indenture Trustee has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture, each Indenture Supplement and other Transaction Documents to which it is a party;

                           (iii) each of this Indenture and other Transaction Documents to which it is a party has been duly executed and delivered by the Indenture Trustee and constitutes its legal, valid and binding obligation in accordance with its terms; and

                           (iv) the Indenture Trustee meets the eligibility requirements set forth in SECTION 6.11.


                  Section 6.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST
ISSUER.

                  The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                  Section 6.14. TAX RETURNS. In the event the Issuer shall be required to file tax returns, the Servicer shall prepare or shall cause to be prepared such tax returns and shall provide such tax returns to the Owner Trustee (on behalf of the Issuer) for signature at least five (5) days before such tax returns are due to be filed. The Servicer, in accordance with the terms of each Indenture Supplement, shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Noteholders and shall deliver such information to the Owner Trustee (on behalf of the Issuer) at least five (5) days prior to the date it is required by law to be distributed to Noteholders. The Issuer will cause the Owner Trustee, upon written request, to furnish the Servicer with all such information known to the Owner Trustee as may be reasonably requested and required in connection with the preparation of all tax returns of the Issuer. The Owner Trustee (on behalf of the Issuer) shall, upon request, execute such returns. In no event shall the Owner Trustee be personally liable for any liabilities, costs or expenses of the Issuer or any Noteholder arising under any tax law, including without limitation, federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto arising from a failure to comply therewith).

                  Section 6.15. CUSTODY OF THE TRUST ESTATE.

                  The Indenture Trustee shall hold such of the Trust Estate as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Trust Estate as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as financial assets, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest, or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York Uniform Commercial Code and not otherwise defined herein shall have the meaning set forth in the New York Uniform Commercial Code. Except as permitted by this
SECTION 6.15, the Indenture Trustee shall not hold any part of the Trust Estate through an agent or a nominee.

                                  ARTICLE VII

                          NOTEHOLDERS' LIST AND REPORTS

                  Section 7.01. ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS.

                   The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names, addresses and taxpayer identification numbers of the Holders of Notes as they appear on the Note Register as of the most recent Record Date, (b) at such other times as the Indenture Trustee may request in writing, within thirty (30) days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; PROVIDED, HOWEVER, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

                 Section 7.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS.

                 (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in SECTION 7.01 and the names, addresses and taxpayer identification numbers of the Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in SECTION 7.01 hereof upon receipt of a new list so furnished.

                 (b) Noteholders may communicate, pursuant to TIA Section 312(b), with other Noteholders with respect to their rights under this Indenture or under the Notes.

                 (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

                  Section 7.03. REPORTS BY ISSUER.

                  If this Indenture is qualified under the Trust Indenture Act, the Issuer shall:

                 (a) file with the Indenture Trustee, within fifteen (15) days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                 (b) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                 (c) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this SECTION 7.03 as may be required by rules and regulations prescribed from time to time by the Commission.

Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

                  Section 7.04. REPORTS BY INDENTURE TRUSTEE.

                  The following provisions of this SECTION 7.04 shall be applicable upon qualification of this Indenture under the Trust Indenture Act.

                  If required by TIA Section 313(a), within sixty (60) days after each June 30 beginning with June 30, 2001, the Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b).

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                  A copy of each report at the time of its mailing to
Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                  ARTICLE VIII

                    ALLOCATION AND APPLICATION OF COLLECTIONS

                  Section 8.01. COLLECTION OF MONEY.

                  Except as otherwise expressly provided herein and in the related Indenture Supplement, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall hold all such money and property received by it in trust for the Noteholders and shall apply it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under the Transfer and Servicing Agreement or any other Transaction Document, the Indenture Trustee may, and upon the request of the Holders of a majority of the outstanding principal amount of the Notes Outstanding shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim an Early Redemption Event, Reinvestment Event or an Event of Default under this Indenture and to proceed thereafter as provided in ARTICLE V hereof.

                  Section 8.02. COLLECTION ACCOUNT AND SPECIAL FUNDING
ACCOUNT.

                 (a) The Servicer, for the benefit of the Noteholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Noteholders (the "COLLECTION ACCOUNT"). The Indenture Trustee shall possess all right, title and interest in all monies, instruments, investment property and other property credited from time to time to the Collection Account and in all proceeds, earnings, income, revenue, dividends and distributions thereof for the benefit of the Noteholders.

                 (b) The Collection Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders. Except as expressly provided in this Indenture and the Transfer and Servicing Agreement, the Servicer agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds and other property held in the Collection Account for any amount owed to it by the Indenture Trustee, the Issuer, any Noteholder or any Series Enhancer. If, at any time, the Collection Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Rating Agency may consent) establish a new Collection Account meeting the conditions specified above, transfer any monies, instruments, investment property and other property to such new Collection Account and from the date such new Collection Account is established, it shall be the "Collection Account." Pursuant to the authority granted to


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

the Servicer under the Transfer and Servicing Agreement, the Servicer shall have the power, revocable by the Indenture Trustee, to make withdrawals and payments from the Collection Account and to instruct the Indenture Trustee to make withdrawals and payments from the Collection Account for the purposes of carrying out the Servicer's or the Indenture Trustee's duties hereunder and under the Transfer and Servicing Agreement. The Servicer shall reduce deposits into the Collection Account payable by the Issuer on any date on which Collections are deposited into the Collection Account to the extent the Issuer is entitled to receive funds from the Collection Account on such Deposit Date, but only to the extent such reduction would not reduce the Transferor Amount to an amount less than the Required Transferor Amount.

                 (c) Funds on deposit in the Collection Account (other than investment earnings and amounts deposited pursuant to Sections 2.06 or 8.01 of the Transfer and Servicing Agreement or SECTION 10.02 of this Indenture) shall at the written direction of the Servicer be invested by the Indenture Trustee in Eligible Investments selected by the Servicer. In the absence of written directions from the Servicer, all funds shall remain uninvested. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders under SECTION 6.15. Investments of funds representing Collections collected during any Monthly Period shall be invested in Eligible Investments that will mature so that such funds will be available no later than the close of business on each Transfer Date following such Monthly Period in amounts sufficient to the extent of such funds to make the required distributions on the following Distribution Date. No such Eligible Investment shall be disposed of prior to its maturity; PROVIDED, HOWEVER, that the Indenture Trustee may sell, liquidate or dispose of any such Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. Unless directed by the Servicer, funds deposited in the Collection Account on a Transfer Date with respect to the immediately succeeding Distribution Date are not required to be invested overnight. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account shall be treated as Collections of Finance Charge Receivables with respect to the last day of the related Monthly Period except as otherwise specified in any Indenture Supplement. The Indenture Trustee shall bear no responsibility or liability for any losses resulting from investment or reinvestment of any funds in accordance with this Section nor for the selection of Eligible Investments in accordance with the provisions of this Indenture (other than Eligible Investments on which the institution acting as Indenture Trustee is an obligor). In addition, the Indenture Trustee shall have no liability in respect of the losses incurred as a result of the liquidation of any Eligible Investment prior to its stated maturity or the failure of the Servicer to provide timely written investment direction.

                 (d) The Servicer, for the benefit of the Noteholders, shall establish and maintain in the name of the Indenture Trustee, an Eligible Deposit Account bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Noteholders (the "SPECIAL FUNDING ACCOUNT"). The Indenture Trustee shall possess all right, title and interest in all monies, instruments, investment property and other property credited from time to time to the Special Funding Account and in all proceeds, dividends, distributions, earnings, income and revenue thereof for the benefit of the

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

Noteholders. The Special Funding Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders. Except as expressly provided in this Indenture and the Transfer and Servicing Agreement, the Servicer shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds and other property held in the Special Funding Account for any amount owed to it by the Indenture Trustee, the Issuer, any Noteholder or any Series Enhancer. If, at any time, the Special Funding Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Rating Agency may consent) establish a new Special Funding Account meeting the conditions specified above, transfer any monies, instruments, investment property and other property to such new Special Funding Account and from the date such new Special Funding Account is established, it shall be the "Special Funding Account."

                 (e) Funds on deposit in the Special Funding Account shall at the written direction of the Servicer be invested by the Indenture Trustee in Eligible Investments selected by the Servicer. In the absence of written directions from the Servicer, all funds shall remain uninvested. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders under SECTION 6.15. Funds and other property credited to the Special Funding Account on any date will be invested in Eligible Investments that will mature so that such funds will be available no later than the close of business on the Transfer Date following such date. No such Eligible Investment shall be disposed of prior to its maturity; PROVIDED, HOWEVER, that the Indenture Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. Unless directed by the Servicer, funds and other property credited to the Special Funding Account on a Transfer Date with respect to the immediately succeeding Distribution Date are not required to be invested overnight. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds and other property credited to in the Special Funding Account shall be treated as Collections of Finance Charge Receivables with respect to the last day of the related Monthly Period except as otherwise specified in the related Indenture Supplement. On each Business Day on which funds and other property are credited to the Special Funding Account and on which no Series is in an Accumulation Period or Redemption Period, the Servicer shall determine the amount (if any) by which the Transferor Amount exceeds the Required Transferor Amount on such date and shall instruct the Indenture Trustee in writing to withdraw any such excess from the Special Funding Account and pay such amount to the Holders of the Transferor Certificates; PROVIDED, HOWEVER, that, if an Accumulation Period or Redemption Period has commenced and is continuing with respect to one or more Series of Outstanding Notes, any funds on deposit in the Special Funding Account shall be treated as Shared Principal Collections and shall be allocated and distributed in accordance with this Indenture, the Transfer and Servicing Agreement and each Indenture Supplement.

                  Section 8.03. RIGHTS OF NOTEHOLDERS.

                  The Trust Estate shall secure the obligation of the Issuer to pay the Holders of the Notes of each Series principal (and premium, if any) and interest and, if applicable, to pay the Series Enhancers for Series amounts payable under the Series Enhancement for each such Series and the other amounts payable pursuant to this Indenture and the related Indenture Supplement.


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

Except as specifically set forth in the Indenture Supplement with respect thereto, the Notes of any Series or Class shall not have rights to payment from any Series Account or Series Enhancement allocated for the benefit of any other Series or Class.

                  Section 8.04. ALLOCATION OF TRUST ESTATE TO SERIES OR
GROUPS.

                  To the extent so provided in the Indenture Supplement for any Series or in an amendment to this Indenture executed pursuant to SECTION 9.01(a), Receivables conveyed to the Issuer pursuant to Section 2.01 of the Transfer and Servicing Agreement and Receivables or Participation Interests conveyed to the Issuer pursuant to Section 2.09 of the Transfer and Servicing Agreement or any Participation Interest Supplement, and all Collections received with respect thereto may be allocated or applied in whole or in part to one or more Series or Groups as may be provided in such Indenture Supplement or amendment; PROVIDED, HOWEVER, that any such allocation or application shall be effective only upon satisfaction of the following conditions:

                 (a) on or before the fifth (5th) Business Day immediately preceding such allocation, the Servicer shall have given the Indenture Trustee and each Rating Agency that has rated any Series or Class of Notes within the applicable Group written notice of such allocation;

                 (b) for any Series or Class of Notes within the applicable Group that has been rated, the Rating Agency Condition shall have been satisfied with respect to such allocation; and

                 (c) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate, dated the date of such allocation, to the effect that the Issuer reasonably believes that such allocation will not have an Adverse Effect (as such term is defined in the Transfer and Servicing Agreement).

Any such Indenture Supplement or amendment may provide that (i) such allocation to one or more particular Series or Groups may terminate upon the occurrence of certain events specified therein and (ii) that upon the occurrence of any such event, such assets and any Collections with respect thereto, shall be reallocated to other Series or Groups or to all Series, all as shall be provided in such Indenture Supplement or amendment.

                  Section 8.05. RELEASE OF TRUST ESTATE.

                 (a) The Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this ARTICLE VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

                 (b) The Indenture Trustee upon Issuer Order shall authorize the Servicer to execute in the name and on behalf of the Indenture Trustee instruments of satisfaction or cancellation, or of partial or full release or discharge, and other comparable instruments with respect to the Receivables (and the Indenture Trustee shall execute any such documents on request of the Servicer), subject to the obligations of the Servicer under the Transfer and Servicing Agreement.


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

                 (c) Upon Issuer Order, the Indenture Trustee shall, at such time as there are no Notes outstanding, release and transfer, without recourse, any remaining portion of the Trust Estate (other than any cash held for the payment of the Notes pursuant to SECTION 4.02) that secured the Notes from the Lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds and other property then credited to the Collection Account, the Special Funding Account and any other account established pursuant to
SECTION 8.02 or an Indenture Supplement. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section only upon receipt of an Issuer Order accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of
SECTION 11.01.

                  Section 8.06. OPINION OF COUNSEL.

                  The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to SECTION 8.05(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance reasonably satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; PROVIDED, HOWEVER, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. The Indenture Trustee and counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                  Section 8.07. DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS.

                  Distributions shall be made to, and reports shall be provided to, Noteholders as set forth in the Transfer and Servicing Agreement and the applicable Indenture Supplement. The identity of the Noteholders with respect to distributions and reports shall be determined according to the immediately preceding Record Date.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

                  Section 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.

                  (a) Without the consent of the Holders of any Notes but with prior notice to each Rating Agency with respect to the Notes of all Series rated by such Rating Agency, the Issuer, the Servicer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                          (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the


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

         Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                          (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                          (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                           (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                           (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; PROVIDED, that such action shall not adversely affect the interests of the Holders of any Series or Class of Outstanding Notes;

                           (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor indenture trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one indenture trustee, pursuant to the requirements of ARTICLE VI; or

                           (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                  (b) The Issuer, the Servicer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any Noteholders of any Outstanding Notes but with prior written notice to each Rating Agency with respect to the affected Series or Class, if any, and upon satisfaction of the Rating Agency Condition with respect to the Notes of all such Series or Class rated by such Rating Agency, if applicable, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; PROVIDED, HOWEVER, that (i) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate, dated the date of any such action, stating that the Issuer reasonably believes that such action will not have an Adverse Effect and (ii) if there is a Rating Agency with respect to the affected Series or Class of Notes, a Tax Opinion shall have been delivered to each applicable Rating Agency. Additionally, notwithstanding the preceding sentence, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, without the consent of any Noteholders of any Series then Outstanding or the Series Enhancers for any Series, enter into an indenture or indentures supplemental hereto to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or any portion of the Issuer (i) to qualify as, and to permit an election to be made to cause the Issuer to be treated as, a "financial asset securitization investment trust" as described in the provisions of Section 860L of the Code, and (ii) to avoid the imposition of state or local income or franchise taxes imposed on the Issuer's property or its income; provided, however, that (i) the Issuer delivers to the Indenture Trustee an Officer's Certificate to the effect that the proposed amendments meet the requirements set forth in this SECTION 9.01(b), (ii) the Rating Agency Condition will have been satisfied and (iii) such amendment does not affect the rights, duties or obligations of the Indenture Trustee hereunder without its consent.

                  Section 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS.

                  The Issuer, the Servicer and the Indenture Trustee, when authorized by an Issuer Order, also may, with the consent of the Holders of not less than a majority of the outstanding principal amount of the Notes of each adversely affected Series or Class, as applicable, of Notes Outstanding, by Act of such Holders delivered to the Issuer and the Indenture Trustee, and, to the extent that any such affected Series or Class is rated by a Rating Agency, upon satisfaction of the Rating Agency Condition, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of such Noteholders under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                 (a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the Interest Rate specified thereon or the redemption price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, all or any portion of the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
ARTICLE V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, the Redemption
Date);

                 (b) reduce the percentage of the outstanding principal amount of the Notes of any Series or all Series of Notes Outstanding the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences as provided for in this Indenture;

                 (c) reduce the percentage of the outstanding principal amount of any Notes, the consent of the Holders of which is required to direct the Indenture Trustee to sell or liquidate the Trust Estate if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the Outstanding Notes of such Series;

                 (d) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any

Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein;

                 (e) modify or alter the provisions of this Indenture prohibiting the voting of Notes held by the Issuer, any other obligor on the Notes, the Transferor or any Affiliate thereof; or

                 (f) permit the creation of any Lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate for any Notes or, except as otherwise permitted or contemplated herein, terminate the Lien of this Indenture on any part of the Trust Estate at any time subject hereto or deprive the Holder of any Note of the security provided by the Lien of this Indenture.

The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

                  It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates written notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  Section 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES.

                  In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this ARTICLE IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to SECTIONS 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's (as such or in its individual capacity) own rights, duties, liabilities, benefits, protections, privileges or immunities under this Indenture or otherwise.

                  Section 9.04. EFFECT OF SUPPLEMENTAL INDENTURE.

                  Upon the execution of any supplemental indenture under this
ARTICLE IX, this Indenture shall be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer, the Servicer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all

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

respects to such modifications and amendments, and the terms and conditions of any such supplemental indenture shall be deemed to be a part of this Indenture for any and all purposes.

                  Section 9.05. CONFORMITY WITH TRUST INDENTURE ACT.

                  Every amendment of this Indenture and every supplemental indenture executed pursuant to this ARTICLE IX shall conform to the requirements of the TIA as then in effect if and for so long as this Indenture shall then be qualified under the TIA.

                  Section 9.06. REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.

                  Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this ARTICLE IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for the Outstanding Notes.

                  Section 9.07. INDENTURE SUPPLEMENTS AND SERIES ENHANCERS.

                  (a) Notwithstanding anything in this Article IX to the contrary, no amendment may be made to this Indenture or any Indenture Supplement that would adversely affect in any material respect the interests of any Series Enhancer without the consent of such Series Enhancer.

                  (b) Any Indenture Supplement executed in accordance with the provisions of SECTION 2.10 shall not be considered an amendment or supplemental indenture for the purposes of this ARTICLE IX.

                                    ARTICLE X

                                   TERMINATION

                  Section 10.01. TERMINATION OF ISSUER.

                  The Issuer and the respective obligations and responsibilities of the Issuer, the Servicer and the Indenture Trustee created hereby (other than the obligation of the Indenture Trustee to make payments to Noteholders as hereinafter set forth) shall terminate, except with respect to the duties described in Section 10.02(b), as provided in the Trust Agreement.

                  Section 10.02. FINAL DISTRIBUTION.

                 (a) The Servicer shall give the Indenture Trustee at least thirty (30) days' prior written notice of the Payment Date on which the Noteholders of any Series or Class may surrender their Notes for payment of the final distribution on and cancellation of such Notes (or, in the event of a final distribution resulting from the application of Section 2.06 or 8.01 of the Transfer and Servicing Agreement, notice of such Payment Date promptly after the Servicer has determined that a final distribution will occur, if such determination is made less than thirty (30)


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

days prior to such Payment Date). Such notice shall be accompanied by an Officer's Certificate setting forth the information specified in Section 3.05 of the Transfer and Servicing Agreement covering the period during the then-current calendar year through the date of such notice. Not later than the fifth day of the month in which the final distribution in respect of such Series or Class is payable to Noteholders, the Indenture Trustee shall provide notice to Noteholders of such Series or Class specifying (i) the date upon which final payment of such Series or Class will be made upon presentation and surrender of Notes of such Series or Class at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified (which, in the case of Bearer Notes, shall be outside the United States). The Indenture Trustee shall give such notice to the Note Registrar and the Paying Agent at the time such notice is given to Noteholders.

                 (b) Notwithstanding a final distribution to the Noteholders of any Series or Class (or the termination of the Issuer), except as otherwise provided in this paragraph, all funds then on deposit in the Collection Account and any Series Account allocated to such Noteholders shall continue to be held in trust for the benefit of such Noteholders and the Paying Agent or the Indenture Trustee shall pay such funds to such Noteholders upon surrender of their Notes, if certificated (and any excess shall be paid in accordance with the terms of the Indenture Supplement and Series Enhancement, if any, for such Series or Class). In the event that all such Noteholders shall not surrender their Notes for cancellation within six (6) months after the date specified in the notice from the Indenture Trustee described in paragraph (a), the Indenture Trustee shall give a second notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto (which surrender and payment, in the case of Bearer Notes, shall be outside the United States). If within one year after the second notice all such Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes pursuant to and as described in SECTION 3.03. The Indenture Trustee and the Paying Agent shall pay to the Issuer any monies held by them for the payment of principal or interest that remains unclaimed for two (2) years pursuant to and as described in SECTION 3.03. After payment to the Issuer, Noteholders entitled to the money must look to the Issuer for payment as general creditors unless an applicable abandoned property law designates another Person.

                  Section 10.03. DEFEASANCE.

                  Notwithstanding anything to the contrary in this Indenture:

                 (a) The Issuer may at its option be discharged from its obligations with respect to the Notes of all or any specified Series or Class (each, a "DEFEASED SERIES" or a "DEFEASED CLASS", as applicable) on the date the applicable conditions set forth in SECTION 10.03(c) are satisfied (a "DEFEASANCE"); PROVIDED, HOWEVER, that the following rights, obligations, powers, duties and immunities shall survive with respect to each Defeased Series or Defeased Class until otherwise terminated or discharged hereunder: (A) the rights of Holders of Notes of the Defeased Series or Defeased Class to receive, solely from the trust fund provided for in SECTION 10.03(c), payments in respect of principal of and interest on such Notes when such payments are due; (B) the Issuer's obligations with respect to such Defeased Series or Class under SECTIONS 2.05, 2.06 and 10.02; (C) the rights, powers, trusts, duties and immunities of the

Indenture Trustee, the Paying Agent and the Note Registrar hereunder; and (D) this SECTION 10.03 and SECTION 11.17.

                 (b) Subject to SECTION 10.03(c), the Issuer at its option may use available Collections allocable to such Defeased Series or Defeased Class to purchase Eligible Investments rather than additional Receivables.

                 (c) The following shall be the conditions to Defeasance under
SECTION 10.03(a):

                    (i) the Issuer irrevocably shall have deposited or caused to be deposited with the Indenture Trustee, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Indenture Trustee, as trust funds in trust for making the payments described below (A) Dollars (or for Foreign Currency Notes the related Foreign Currency) in an amount, or (B) Eligible Investments (or for Foreign Currency Notes, the investments, if any, specified in the related Indenture Supplement) which through the scheduled payment of principal and interest in respect thereof will provide, not later than the due date of payment thereon, money in an amount, or (C) a combination thereof, in each case sufficient to pay and discharge (without relying upon income or gain from the reinvestment of such amounts), and which shall be applied by the Indenture Trustee to pay and discharge, all remaining scheduled interest and principal payments on all Outstanding Notes of the Defeased Series or Defeased Class on the dates scheduled for such payments in this Indenture and the applicable Indenture Supplements and all amounts owed to any Series Enhancer pursuant to any Series Enhancement for any Defeased Series or Defeased Class if so provided in the related Indenture Supplements or Series Enhancements;

                   (ii) a statement from a firm of nationally recognized independent public accountants (who may also render other services to the Issuer) to the effect that such deposit is sufficient to pay the amounts specified in clause (i) above;

                   (iii) prior to its first exercise of its Defeasance right to substitute money or Eligible Investments for Receivables, the Issuer shall deliver to the Indenture Trustee (x) an Opinion of Counsel to the effect that such deposit and termination of obligations will not result in the Issuer being required to register as an "investment company" within the meaning of the Investment Company Act, and (y) an Opinion of Counsel to the effect that such deposit and termination will not cause the Issuer to be treated as an association or publicly traded partnership taxable as a corporation;

                   (iv) the Issuer shall have delivered an Officer's Certificate stating that the Issuer reasonably believes that such deposit and termination of obligations will not, based on the facts known to such officer at the time of such certification, result in a Default, an Event of Default, an Early Redemption Event or a Reinvestment Event for any Series; and

                   (v) the Rating Agency Condition shall have been satisfied and the Issuer shall have delivered copies of such written notice to the Servicer and the Indenture Trustee.

                                   ARTICLE XI

                                  MISCELLANEOUS

                  Section 11.01. COMPLIANCE CERTIFICATES AND OPINIONS ETC.

                  (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (x) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (y) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (z) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

                  (b) (i) Prior to the deposit of any property constituting part of the Trust Estate or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in SECTION 11.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such deposit) to the Issuer of such property constituting part of the Trust Estate or other property or securities to be so deposited.

                 (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
          (i) above, the Issuer shall also deliver to the Indenture Trustee (if required by the TIA) an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the outstanding principal amount of the Notes Outstanding, but such a certificate need not be furnished with respect to any securities so deposited if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the outstanding principal amount of the Notes Outstanding.

                  (iii) Other than the release of any Defaulted Receivables or Ineligible Receivables, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                  (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
          (iii) above, the Issuer shall also furnish to the Indenture Trustee (if required by the TIA) an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) above and this clause
          (iv), equals 10% or more of the outstanding principal amount of the Notes Outstanding, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then outstanding principal amount of the Notes Outstanding.

                  (v) Notwithstanding SECTION 2.16, this SECTION 11.01 or any other provision of this Indenture, the Issuer may (or may direct the Servicer to) (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Transaction Documents and (B) make cash payments out of the Series Accounts as and to the extent permitted or required by the Transaction Documents.

                  Section 11.02. FORM OF DOCUMENTS DELIVERED TO INDENTURE
TRUSTEE.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Transferor, a Seller, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, the Transferor, such Seller, the Issuer or the Administrator, unless such Authorized Officer or Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two (2) or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in ARTICLE VI.

                  Section 11.03. ACTS OF NOTEHOLDERS.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing and satisfying any requisite percentages as to minimum number or Dollar value of outstanding principal amount represented by such Noteholders; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this SECTION 11.03.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Indenture Trustee deems sufficient.

                  (c) The ownership of Notes shall be proved by the Note
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder (and any transferee thereof) of every Note issued upon the registration thereof in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

                  Section 11.04. NOTICES, ETC. TO INDENTURE TRUSTEE AND
ISSUER.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by the Indenture to be made upon, given or furnished to, or filed with:

                  (a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to a Responsible Officer, by facsimile transmission or by other means acceptable to the Indenture Trustee to or with the Indenture Trustee at its Corporate Trust Office; or

                  (b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Issuer addressed to it at CompuCredit Credit Card Master Note Business Trust II c/o Wilmington Trust FSB, 3773 Howard Hughes Parkway, Suite 300 North, Las Vegas, Nevada 89109, Attention: Corporate Trust Administration (facsimile no.: (702) 866-2244) or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. A copy of each notice to the Issuer shall be sent in writing and mailed, first-class postage prepaid, to the Administrator at CompuCredit Corporation, One Ravinia Drive, Suite 500, Atlanta Georgia 30346, Attention: General Counsel. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

                  Section 11.05. NOTICES TO NOTEHOLDERS; WAIVER.

                  Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by registered or certified mail or first-class postage prepaid or national overnight courier service to each Noteholder affected by such event, at its address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In the event that, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

                  Where this Indenture provides for notice to any Rating Agency, failure to give such notice shall not affect any other rights or obligations created hereunder and shall not under any circumstances constitute a Default, an Event of Default, an Early Redemption Event or a Reinvestment Event.

                  Section 11.06. ALTERNATE PAYMENT AND NOTICE PROVISIONS.

                  Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer, with the consent of the Indenture Trustee, may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

                  Section 11.07. CONFLICT WITH TRUST INDENTURE ACT.

                  If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control. The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

                  Section 11.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 11.09. SUCCESSORS AND ASSIGNS.

                  All covenants and agreements in this Indenture by the Issuer and the Servicer shall bind their respective successors and assigns, whether so expressed or not. All covenants and agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

                  Section 11.10. SEPARABILITY.

                  In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 11.11. BENEFITS OF INDENTURE.

                  Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders and the Transferor any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  Section 11.12. LEGAL HOLIDAYS.

                  In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no additional interest (other than as specified in this Indenture or any Indenture Supplement) shall accrue for the period from and after any such nominal date.

                  Section 11.13. GOVERNING LAW.

                  THIS INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

                  Section 11.14. COUNTERPARTS.

                  This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 11.15. RECORDING OF INDENTURE.

                  If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which shall be counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

                  Section 11.16. TRUST OBLIGATION.

                  No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations hereunder, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

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

                  Section 11.17. NO PETITION.

                  The Indenture Trustee, the Servicer, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

                  Section 11.18. INSPECTION.

                  The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall, and shall cause its representatives, to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

                  Section 11.19. LIMITATION OF LIABILITY OF OWNER TRUSTEE.

                  It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wilmington Trust FSB, not individually or personally but solely as owner trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust FSB but is made and intended for the purpose of binding only the Issuer and (c) under no circumstances shall Wilmington Trust FSB be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or the other Transaction Documents to which the Issuer is a party.

                  Section 11.20. Execution of the Transfer and Servicing Agreement by the Indenture Trustee.

                  The execution by the Indenture Trustee of the Transfer and Servicing Agreement and the First Amendment thereto is hereby ratified and approved, and the execution of the Second Amendment thereto is hereby authorized and approved.

                  IN WITNESS WHEREOF, the Issuer, the Servicer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized and attested, all as of the day and year first above written.

                                  COMPUCREDIT CREDIT CARD MASTER NOTE
                                    BUSINESS TRUST II,
                                  as Issuer

                                  By: WILMINGTON TRUST FSB,
                                      not in its individual capacity, but solely
                                      as Owner Trustee



                                  By: ________________________________
                                      Name:
                                      Title:



                                  THE BANK OF NEW YORK,
                                  as Indenture Trustee

                                  By: ________________________________
                                      Name:
                                      Title:



                                  COMPUCREDIT CORPORATION,
                                  as Servicer

                                  By: ________________________________
                                      Name: Ashley L. Johnson
                                      Title: Treasurer


                                   APPENDIX 1

                         INDEX OF CERTAIN DEFINED TERMS

Account Owner                               Transfer and Servicing Agreement
Additional Accounts                         Transfer and Servicing Agreement
Addition Cut-Off Date                       Transfer and Servicing Agreement
Affiliate                                   Transfer and Servicing Agreement
Aggregate Allocation Amount                 Transfer and Servicing Agreement
Allocation Amount                           Transfer and Servicing Agreement
Business Day                                Transfer and Servicing Agreement
Collections                                 Transfer and Servicing Agreement
Commission                                  Transfer and Servicing Agreement
Defaulted Receivables                       Transfer and Servicing Agreement
FDIC                                        Transfer and Servicing Agreement
Finance Charge Receivables                  Transfer and Servicing Agreement
Initial Accounts                            Transfer and Servicing Agreement
Initial Cut-Off Date                        Transfer and Servicing Agreement
Lien                                        Transfer and Servicing Agreement
Moody's                                     Transfer and Servicing Agreement
Participation Interest Supplement           Transfer and Servicing Agreement
Person                                      Transfer and Servicing Agreement
Principal Receivables                       Transfer and Servicing Agreement
Principal Sharing Series                    Transfer and Servicing Agreement
Receivables                                 Transfer and Servicing Agreement
Receivables Purchase Agreement              Transfer and Servicing Agreement
Recoveries                                  Transfer and Servicing Agreement
Related Accounts                            Transfer and Servicing Agreement
Series Allocation Amount                    Transfer and Servicing Agreement
Servicer Default                            Transfer and Servicing Agreement
Servicing Fee                               Transfer and Servicing Agreement
Standard & Poor's                           Transfer and Servicing Agreement
Transfer Date                               Transfer and Servicing Agreement
Transferor Certificate                      Trust Agreement
Transferred Accounts                        Transfer and Servicing Agreement
UCC                                         Transfer and Servicing Agreement


                                       1-l